SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

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[X] Definitive Proxy Statement

[_] Definitive Additional Material

[_] Soliciting Material under §240.14a-12

Simulations Plus, Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

To be held February 25, 2014

The Annual Meeting of Shareholders (“Meeting”) of Simulations Plus, Inc. (the “Company”), a California corporation, will be held on February 25, 2014, at 2:00 p.m., Pacific Time, at 42505 10th Street West, Lancaster, California 93534, for the following purposes:

1. Proposal No. 1: To elect to the Board of Directors five (5) directors, to serve until the next Annual Meeting of Shareholders of the Company or until their successors are elected and qualified, subject to prior death, resignation, or removal.

2. Proposal No. 2: To ratify the appointment of Rose, Snyder, and Jacobs LLP as our independent registered public accounting firm for the Company for the fiscal year ended August 31, 2014.

3. Proposal No. 3: To amend the Company’s 2007 Stock Option Plan to increase the number of shares issuable under the plan.

4. Proposal No. 4. To approve on an advisory, non-binding basis named executive officer compensation.

5. Proposal No. 5. To approve on an advisory, non-binding basis the frequency of the shareholder advisory vote to approve named executive officer compensation.

6. To consider and transact such other business as may properly come before the Meeting or any adjournments or postponements thereof.

All shareholders are cordially invited to attend the Meeting, although only shareholders of record at the close of business on December 31, 2013, will be entitled to notice of, and to vote at, the Meeting. Please note that dissenter’s rights are not available with respect to any proposal to be voted upon at this meeting. A list of shareholders entitled to vote at the Meeting will be open to inspection by the shareholders at the Company’s principal office, 42505 10th Street West, Lancaster, California 93534, for a period of 11 days prior to the Meeting and at the Meeting itself.

Shares can be voted at the Meeting only if the holder is present in person or represented by proxy. We urge you to date and sign the enclosed proxy and return it in the accompanying envelope promptly so that your shares may be voted in accordance with your wishes and the presence of a quorum may be assured. We encourage you to do so even if you plan to attend the Meeting in person. The prompt return of your signed proxy, regardless of the number of shares you hold, will aid the Company in reducing the expense of additional proxy solicitation. The giving of such proxy does not affect your right to vote in person in the event you attend the Meeting.

Important Notice Regarding the Availability of

Proxy Materials for the Annual Meeting of Shareholders

to be Held on February 25, 2014.

The proxy statement and our annual report to shareholders,

which includes our Annual Report on Form 10-K for the year ended Aug. 31, 2013,

will be available at www.simulations-plus.com on or around January 6, 2014.

By Order of the Board of Directors

/s/ Virginia Woltosz

Virginia Woltosz

Secretary

Lancaster, California

December 13, 2013

YOUR PROXY

PLEASE SIGN AND RETURN YOUR PROXY PROMPTLY IN THE ENCLOSED POSTPAID ENVELOPE.

SHOULD YOU ATTEND THE MEETING, YOU MAY VOTE IN PERSON EVEN THOUGH YOU HAVE GIVEN A PROXY. THE PROMPT RETURN OF YOUR PROXY WILL BE OF GREAT HELP IN PREPARATION FOR THE MEETING.

SIMULATIONS PLUS, INC.

42505 10th STREET WEST, LANCASTER, CALIFORNIA 93534-7059

(661) 723-7723

TABLE OF CONTENTS

QUESTIONS AND ANSWERS ABOUT THESE PROXY MATERIALS AND VOTING	1

Why am I receiving these materials?	1
What am I voting on?	1
Who can vote at the annual meeting?	1
Am I a shareholder of record for purpose of the annual meeting?	1
What if my shares are held in an account at a brokerage firm, bank or dealer?	2
How Do I vote?	2
If my shares are held in “street name” by a broker or other nominee, will my broker or nominee vote my shares for me?	2
How are votes counted?
How many votes are needed to approve each proposal?	3
How many votes do I have?	3
What is the quorum requirement?	4
What does it mean if I receive more than one proxy card?	4
What if I return a proxy card but do not make specific choices?	4
Can I change my vote after submitting my proxy?	4
How can I find out the results of the voting at the annual meeting?	5
Who is paying for this proxy solicitation?	5
When are shareholder proposals due for next year’s annual meeting?	5

PROPOSAL No. 1: ELECTION OF DIRECTORS	5
Nomination of Directors	5
Information Concerning Directors	6
Vote Required; Board Recommendation	7

PROPOSAL No. 2: RATIFICATION OF SELECTION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	7
Background	7
Independent Registered Public Accounting Firm Fee Information	7
Audit Committee Policy Regarding Pre-Approval of Audit and Permissible Non-Audit Services of Our Independent Registered Public Accounting Firm	8
Vote Required; Board Recommendation	8

PROPOSAL No. 3: APPROVAL OF AMENDMENT TO 2007 STOCK OPTION PLAN	8
Eligible Participants	8
Plan Administration	9
Shares Available for Awards	9
Awards	9
Stock Options	9
Restricted Stock	10
Unrestricted Stock	10
Stock Appreciation Rights	10
Performance Units and Performance Shares	11
Restricted Stock Units	11
Other Stock Based Awards	11
Transferability of Awards	11
Amendment and Termination of the 2007 Plan	11
Effectiveness	11
Liquidation or Dissolution of the Company	11
Change in control	12
Plan Benefits	12
Federal Income Tax Consequences	12
Current Awards Under the 2007 plan	13
Vote Required	13
Recommendation of the Board of Directors	13

PROPOSAL NO.4 ADVISORY VOTE TO APPROVE NAMED EXECUTIVE OFFICER COMPENSATION	14
Vote required	14
Recommendation of the Board of Directors	14

PROPOSAL NO. 5 ADVISORY VOTE AS TO WHETHER THE ADVISORY VOTE TO APPROVE NAMED EXECUTIVE OFFICER COMPENSATION SHOULD TAKE PLACE EVERY 1, 2 OR 3 YEARS	14
Vote required	15
Recommendation of the Board of Directors	15

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT	15
Security Ownership	15
Section 16(a) Beneficial Ownership Reporting Compliance	16

BOARD MATTERS AND CORPORATE GOVERNANCE	16
Information Regarding the Board and Its Committees	16
Board Leadership Structure	18
Board’s Role in Risk Management	18
Director Compensation	19
Shareholder Communications with the Board	20
Certain Relationships and Related Transactions	20
Material Proceedings	20

EXECUTIVE COMPENSATION AND OTHER INFORMATION	20
Compensation Discussion and Analysis	20
Determining Compensation	21
Employment and Other Compensation Agreements	21
Risk Assessment	22
Compensation Committee Report	22
Compensation Committee Interlocks and Insider Participation	23
Executive Officers Who are not also Directors	23
Summary Table of Named Executive Officer Compensation	24
Grants of Plan-Based Awards	24
Outstanding Equity Awards at Fiscal Year-End	25
Options Exercised and Stock Vested	26
Equity Compensation Plan Information	26
Interest of Certain Persons in Matters to be Acted Upon	26

HOUSEHOLDING OF PROXY MATERIALS	27

SHAREHOLDER COMMUNICATIONS	27
SHAREHOLDER PROPOSALS	28

OTHER MATTERS	28

APPENDIX A-2007 Stock Option plan, as amended	A-i

Simulations Plus, Inc.

42505 10th Street West

Lancaster, CA 93534

PROXY STATEMENT

FOR THE ANNUAL MEETING OF SHAREHOLDERS

TO BE HELD ON FEBRUARY 25, 2013

The proxy statement and our annual report to shareholders,

which includes our Annual Report on Form 10-K for the year ended August 31, 2013,

are first being sent to shareholders, and will be available at www.simulations-plus.com, on or around January 6, 2014.

QUESTIONS AND ANSWERS ABOUT THESE PROXY MATERIALS AND VOTING

Why am I receiving these materials?

Simulations Plus, Inc. (“we”, “us”, “Simulations Plus” or the “Company”) sent you this proxy statement (“Proxy Statement”) and the enclosed proxy card because our Board of Directors (the “Board”) is soliciting your proxy to vote at the 2013 annual meeting of Shareholders (“Meeting”) to be held on February 25, 2014, at 2:00 p.m. Pacific Time, at the Company’s principal executive offices located at 42505 10th Street West, Lancaster, California 93534.

What am I voting on?

There are five matters scheduled for a vote at the Meeting:

Proposal No. 1 – To elect to the Board five (5) directors, to serve until the next meeting of shareholders of the Company (each a “Shareholder”) or until their successors are elected and qualified, subject to prior death, resignation or removal.

Proposal No. 2 – To ratify the appointment of Rose, Snyder, and Jacobs LLP (“RSJ”) as our independent registered public accounting firm for the fiscal year ending August 31, 2014.

Proposal No. 3 – To amend the Company’s 2007 Stock Option Plan to increase the number of shares issuable under the plan.

Proposal No. 4. - To approve on an advisory, non-binding basis named executive officers compensation.

Proposal No. 5. - To approve on an advisory, non-binding basis the frequency of the shareholder advisory vote to approve named executive officers compensation.

Who can vote at the annual Meeting?

Only Shareholders of record at the close of business on December 31, 2013, will be entitled to vote at the Meeting. The Company’s common stock is its only class of voting securities. As of December 5, 2013, there were 16,073,894 shares of the Company’s common stock of record issued and outstanding.

Am I a Shareholder of record for purpose of the Meeting?

If, on December 31, 2013, your shares were registered directly in your name with our transfer agent, Broadridge Corporate Issuer Solutions, Inc., then you are the Shareholder of record for purposes of the Meeting.

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What if my shares are held in an account at a brokerage firm, bank or dealer?

If, on December 31, 2013, your shares were held in an account at a “street name” and these proxy materials are being forwarded to you by the organization holding your account, the organization holding your account is considered the Shareholder of record for purposes of voting at the Meeting. As a beneficial owner, you have the right to direct that organization on how to vote the shares in your account.

How do I vote?

With respect to the election of directors, you may either vote “for” any or all of the nominees proposed by the Board or you may abstain from voting for any or all of the nominees. With respect to the approval on an advisory, non-binding basis of the frequency of the shareholder advisory vote to approve named executive officers compensation, you may either vote for a one year, two year or three year frequency. For each of the other matters to be voted on, you may vote “for” or “against” or abstain from voting altogether. Whether you are a Shareholder of record or the beneficial owner of shares held in “street name,” the procedures for voting are fairly straightforward, as described below:

Shareholders of Record: Shares Registered in Your Name

If you are a Shareholder of record, you may vote in person at the Meeting or vote by proxy using the enclosed proxy card. To vote in person, you need only attend the Meeting, where you will be given a ballot to vote on each of the proposals. To vote using the proxy card, simply complete, sign, and date the enclosed proxy card and return it promptly in the envelope provided. So long as you return your signed proxy card to us before the Meeting, your shares will be voted as you have directed on the card. We request that all Shareholders voting by proxy return their completed proxy cards to us by no later than February 14, 2014.

Beneficial Owner: Shares Held in “Street Name”

If you are a beneficial owner of shares held in “street name,” you should have received a proxy card and voting instructions with these proxy materials from the organization holding your account. Simply complete and mail the proxy card to ensure that your vote is counted. Alternatively, you may vote in person at the Meeting. However, to vote in person, you must obtain a valid proxy from the organization holding your account and present it to the inspector of elections at the Meeting. Please refer to the instructions from that organization included with these proxy materials if you wish to obtain a proxy.

Regardless of how your shares are held and whether or not you plan to attend the Meeting, we encourage you to vote by proxy to ensure that your vote is counted. Please note that you may still attend the Meeting and vote in person, even if you have already voted by proxy.

If my shares are held in “street name” by a broker or other nominee, will my broker or nominee vote my shares for me?

If your shares are held in street name and you do not instruct your broker or other nominee on how to vote your shares, your broker or other nominee, in its discretion, may either leave your shares unvoted or vote your shares on routine matters. The election of directors and the approval of the amendment to the 2007 Stock Option Plan are considered a non-routine matters. Consequently, without your voting instructions, your broker or other nominee cannot vote your shares on these proposal. These unvoted shares, called “broker non-votes,” refer to: (i) shares held by brokers who have not received voting instructions from their clients and who do not have discretionary authority to vote on non-routine matters, or (ii) shares for which the broker did not exercise discretionary authority to vote on a particular matter. The other proposals are considered routine matters. Therefore, your broker or other nominee will be able to vote on these proposals even if it does not receive instructions from you, so long as it holds your shares in its name. To the extent your broker or other nominee votes your shares on your behalf on this proposal, your shares also will be counted as present for the purpose of determining a quorum. A broker non-vote will not be considered shares voting or as votes cast with respect to any matter presented at the Meeting. As a result, a broker non-vote will not have any effect on the proposals presented at the Meeting.

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How are votes counted?

Votes will be counted by the Company’s corporate secretary who will separately count “for” and (with respect to proposals other than the election of directors and frequency of the advisory vote on named executive officers compensation) “against” votes, abstentions and “broker non-votes”. Abstentions and broker non-votes will be counted towards the presence or absence of a quorum but will not be counted towards the affirmative vote total for any proposal.

How many votes are needed to approve each proposal?

The number of votes needed to approve each proposal is as follows:

Proposal No. 1: The election of the directors contemplated by Proposal No. 1 will be decided by a plurality of votes cast. Accordingly, the five directors receiving the highest number of votes will be elected and abstentions and broker non-votes will have no effect on the outcome of the vote.

Proposal No. 2: The ratification of the selection of RSJ contemplated by Proposal No. 2 must receive a “for” vote from the holders of a majority of the shares of our common stock present and entitled to vote either in person or by proxy at the Meeting. Abstentions will have the same effect as “against” votes, and broker non-votes will have no effect.

Proposal No. 3: The amendment of the Company’s 2007 Stock Option Plan requires the affirmative vote of a majority of the shares of Common Stock present and voting at a meeting. Abstentions will have the same effect as “against” votes, and broker non-votes will have no effect.

Proposal No. 4: The approval on an advisory non-binding basis of the named executive officers compensation requires the affirmative vote of a majority of the shares of Common Stock present and voting at the meeting. Abstentions will have the same effect as “against” votes, and broker non-votes will have no effect.

Proposal No. 5: The approval on an advisory, non-binding basis of the frequency of the advisory vote on named executive officers compensation requires the affirmative vote of a plurality of the shares present and voting at the meeting voting for a one, two or three year frequency. Abstentions and broker non-votes will have no effect.

How many votes do I have?

Each Shareholder of record as of December 31, 2013, is entitled to cast one vote for each share of our common stock held on each matter to come before the Meeting, except that Shareholders may have cumulative voting rights with respect to the election of directors.

Cumulative voting allows a Shareholder to cast a number of votes equal to the number of directors to be elected, which is five (5), multiplied by the number of votes held in the Shareholder’s name on December 31, 2013. This total number of votes may be cast for one nominee or may be distributed among as many nominees as the Shareholder desires. Under California law, no shareholder can cumulate votes unless, prior to voting at the Meeting, such shareholder has given notice of his or her intention to cumulate his or her votes at the Meeting. If any shareholder properly gives such notice, then all shareholders may cumulate their votes for candidates in nomination. Our Board does not, at this time, intend to give such notice or to cumulate the votes it may hold pursuant to the proxies solicited herein unless the required notice by a Shareholder is given, in which event votes represented by proxies delivered pursuant to this Proxy Statement may be cumulated at the discretion of the proxy holders, in accordance with the recommendation of our Board.

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What is the quorum requirement?

A quorum of Shareholders is necessary to hold a valid annual meeting of shareholders. A quorum will be present if at least a majority of the outstanding shares are present either in person or by proxy at the Meeting. On the record date, December 31, 2013, there were 16,073,894 shares outstanding and entitled to vote. Accordingly, 8,036,948 shares must be present either in person or by proxy at the Meeting in order to establish a proper quorum to enable us to conduct a vote on each of the proposals at the Meeting.

Your shares will be counted towards the quorum only if you submit a valid proxy or vote in person at the Meeting. Abstentions and broker non-votes will be counted towards the quorum requirement. If there is no quorum, a majority of the votes present either in person or by proxy at the Meeting may adjourn the Meeting to another date.

What does it mean if I receive more than one proxy card?

If you receive more than one proxy card, then your shares are registered in more than one name or are registered in different accounts. Please complete, sign and return each proxy card to ensure that all of your shares are voted at the Meeting.

What if I return a proxy card but do not make specific choices?

If you return a signed and dated proxy card without marking any voting selections, all of your shares will be voted “for” the election of the nominees for director, “for” a three year frequency for the advisory vote on named executive officers compensation and “for” the other proposals described in this Proxy Statement. If any other matter is properly presented at the Meeting, your proxy (one of the individuals named on your proxy card) will vote your shares using his or her best judgment.

Can I change my vote after submitting my proxy?

You can change your vote with respect to any proposal by revoking your proxy at any time prior to the commencement of voting with respect to that proposal at the Meeting. You may revoke your proxy in one of three ways:

•	You may submit another properly completed proxy card with a later date. Please note that we request that all Shareholders voting by proxy return their completed proxy cards to us by no later than February 14, 2014, which is 11 days prior to the Meeting.

•	You may send a written notice that you are revoking your proxy to our Secretary (c/o Virginia Woltosz, Simulations Plus, Inc. 42505 10th Street West, Lancaster, CA 93534). To properly revoke your proxy via written notice, this notice must be received by us no later than the close of business on Friday, February 14, 2014.

•	You may attend the Meeting and vote in person. Bear in mind that simply attending the Meeting will not, by itself, revoke your proxy. In addition, please recall that if you are a beneficial owner of shares held in “street name” and wish to vote in person at the Meeting, you must obtain a valid proxy from the organization holding your account and present it to the inspector of elections at the Meeting.

Following the commencement of voting with respect to each proposal, you may not revoke your proxy or otherwise change your vote with respect to each such proposal. Please note that dissenter’s rights are not available with respect to any proposal to be voted upon at this meeting.

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How can I find out the results of the voting at the Meeting?

Preliminary voting results are expected to be announced at the Meeting. Final voting results will be disclosed in a Current Report on Form 8-K, which we will file with the U.S. Securities and Exchange Commission (the “SEC”) within four (4) business days after the Meeting.

Who is paying for this proxy solicitation?

We will pay for the entire cost of soliciting proxies. In addition to these mailed proxy materials, our directors and employees may also solicit proxies in person, by telephone, or by other means of communication. Directors and employees will not be paid any additional compensation for soliciting proxies. We may also reimburse brokerage firms, banks, and other agents for the cost of forwarding proxy materials to beneficial owners.

When are shareholder proposals due for next year’s Meeting?

Proposals of Shareholders that are intended to be presented by such Shareholders at the Company’s next Meeting of Shareholders for the fiscal year ending August 31, 2014, must be received by the Company no later than September 5, 2014, in order to be considered for inclusion in the proxy statement and form of proxy relating to that meeting.

PROPOSAL No. 1: ELECTION OF DIRECTORS

Nomination of Directors

The Governance and Nominating Committee (the “Nominating Committee”) is charged with making recommendations to the Board regarding qualified candidates to serve as members of the Board (each, a “Director”). The Nominating Committee’s goal is to assemble a Board with the skills and characteristics that, taken as a whole, will assure a strong Board with experience and expertise in all aspects of corporate governance. Accordingly, the Nominating Committee believes that candidates for Director should have certain minimum qualifications, including personal integrity, strength of character, an inquiring and independent mind, practical wisdom and mature judgment. In evaluating director nominees, the Nominating Committee considers the following factors:

(1)	The appropriate size of the Board;
(2)	Our needs with respect to the particular talents and experience of its directors; and
(3)	The knowledge, skills and experience of nominees, including experience in technology, business, finance, administration or public service.

Other than the foregoing, there are no stated minimum criteria for Director nominees, although the Nominating Committee may also consider such other factors as it deems to be in our and our Shareholders’ best interests. The Nominating Committee does, however, believe it appropriate for at least one member of the Board to meet the criteria for an “audit committee financial expert” as defined by SEC rules, and for a majority of the members of the Board to meet the definition of an “independent director” under NASDAQ (as defined below) listing standards. The Nominating Committee also believes it is appropriate for our Chief Executive Officer and our Corporate Secretary to participate as members of the Board.

The Nominating Committee identifies nominees by first evaluating the current members of the Board willing to continue in service. Current members of the Board with skills and experience that are relevant to our business and who are willing to continue in service are considered for re-nomination, but the Nominating Committee at all times seeks to balance the value of continuity of service by existing members of the Board with that of obtaining a new perspective. If any member of the Board does not wish to continue in service, the Nominating Committee’s policy is to not re-nominate that member for reelection.  The Nominating Committee identifies the desired skills and experience of a new nominee for the criteria above, and then uses its network of contacts to compile a list of candidates.

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We do not have a formal policy concerning Shareholder recommendations of Director candidates to the Nominating Committee. The absence of such a policy does not mean, however, that such recommendations will not be considered. To date, we have not received any recommendations from Shareholders requesting the Nominating Committee to consider a candidate for inclusion among the Nominating Committee’s slate of nominees in our proxy statement. Shareholders wishing to make such a recommendation of a Director candidate may do so by sending a written notice to the Nominating Committee, Attn: Chairman, Simulations Plus, Inc., 42505 10th Street West, Lancaster, CA 93534, naming the proposed candidate and providing detailed biographical and contact information for such proposed candidate.

There are no arrangements or understanding between any of our directors, nominees for directors or officers and any other person pursuant to which any director, nominee for director, or officer was or is to be selected as a director, nominee or officer, as applicable.

Information Concerning Directors

NAME	AGE	POSITION WITH THE COMPANY	ELECTED DIRECTOR SINCE

Walter S. Woltosz	68	Chairman of the Board, Chief Executive
		Officer and President of the Company	1996
Virginia E. Woltosz	62	Secretary and Director of the Company	1996
Dr. David Z. D’Argenio	64	Director	1997
Harold W. Rosenberger	73	Director	2007
Dr. David L. Ralph	67	Director	2012

WALTER S. WOLTOSZ is a co-founder of the Company and has served as its Chief Executive Officer and President and as Chairman of the Board since its incorporation in July 1996. Walter S. Woltosz is the husband of Virginia E. Woltosz.

VIRGINIA E. WOLTOSZ is a co-founder of the Company and has served as its Senior Vice President and Secretary since its incorporation in July 1996 until January 31, 2003. Mrs. Woltosz retired from the position of Senior Vice President as of January 31, 2003, but remains as Secretary and Treasurer of the Company. Virginia E. Woltosz is the wife of Walter S. Woltosz.

DR. DAVID Z. D’ARGENIO has served as a Director of the Company since June 1997. He is currently Professor of Biomedical Engineering at the University of Southern California (“USC”), and has been on the faculty at USC since 1979. He has also served since 1985 as the Co-Director of the Biomedical Simulations Resource Project at USC, a project funded by the National Institutes of Health since 1985.

HAROLD W. ROSENBERGER has served as a Director of the Company since November 2007. Mr. Rosenberger has been a career banker, holding various senior and executive positions in banking since 1963. From August 1997 until his retirement in January 2011, Mr. Rosenberger was the Senior Regional Vice President of American Security Bank. Prior to becoming an independent Director of the Company, Mr. Rosenberger acted as a member of the audit committee for the Antelope Valley Hospital, a 420-bed facility with over 2,000 employees.

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DR. DAVID L. RALPH has served as a Director of the Company since March 2012. He is currently a Professor of Marketing at Pepperdine University, and has been on the faculty since 1968. He is a member of the 2020 Strategic Planning Committee and the Marketing Task Force and chairs the Curriculum Committee for The Graziadio School of Business and Management at Pepperdine University. Dr. Ralph serves as the Chair of the Fully Employed MBA Program Administrative Committee and as a member of the University Academic Council at Pepperdine University. He has consulted with key executives in a wide range of industries on marketing their companies. He also acted as President and Chief Executive Officer of Antelope Valley Christian School from 1986 to 2005. He has served as the Associate Dean of The Graziadio School of Business and Management at Pepperdine University and the Chair of the Marketing, Economics, and Quant Department.

Vote Required; Board Recommendation

The Board recommends that you vote all of your shares “for” the election to the Board of the nominees described in this Proposal No. 1.

PROPOSAL No. 2: RATIFICATION OF SELECTION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Background

The Audit Committee of the Board has selected RSJ as our independent registered public accounting firm for the fiscal year ending August 31, 2014, and has further directed us to submit the selection of RSJ as our independent registered public accounting firm for ratification by the Shareholders at the Meeting. Neither our governing documents nor any applicable laws require Shareholder ratification of the selection of RSJ as our independent registered public accounting firm. However, the Audit Committee is submitting the selection of RSJ to the Shareholders for ratification as a matter of good corporate practice. If the Shareholders fail to ratify the selection, the Audit Committee will reconsider whether or not to retain RSJ. Even if the selection is ratified however, the Audit Committee, in its discretion, may direct the appointment of a different independent registered public accounting firm at any time during the year if it determines that such a change would be in our best interests and those of our Shareholders.

Independent Registered Public Accounting Firm Fee Information

In connection with the audit of our financial statements for the year ended August 31, 2013, we entered into an engagement agreement with RSJ which set forth the terms by which RSJ has performed audit services for us. That agreement is subject to alternative dispute resolution procedures and an exclusion of punitive damages.

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The following table sets forth the aggregate fees billed by RSJ for the services indicated for each of the last two fiscal years:

	Fiscal Year Ended August 31, 2013	Fiscal Year Ended August 31, 2012
Audit Fees (1)	$59,570	$86,190
Audit-Related Fees	–	–
Tax Fees	–	–
All Other Fees	–	–
Total Fees	$59,570	$86,190

(1) Includes fees for (i) the audit of our annual financial statements for the fiscal years ended August 31, 2013 and 2012, included in our Annual Reports on Form 10-K, (ii) the review of our interim period financial statements for fiscal years 2013 and 2012 included in our Quarterly Reports on Form 10-Q, and (iii) related services that are normally provided in connection with regulatory filings or engagements.

Audit Committee Policy Regarding Preapproval of Audit and Permissible Non-audit Services of Our Independent Registered Public Accounting Firm

The Audit Committee has adopted policies and procedures for the preapproval of all audit and non-audit services to be rendered by our independent registered public accounting firm. Under the policies and procedures, the Audit Committee generally preapproves specified services in defined categories up to specified amounts. Preapproval may also be given as part of the Audit Committee’s approval of the scope of the engagement of the independent registered public accounting firm or on a case-by-case basis for specific tasks before engagement. The Audit Committee has delegated the preapproval of services to the chairman of the Audit Committee who is required to report each preapproval to the full Audit Committee no later than its next meeting. One hundred percent (100%) of Audit Fees and Audit-Related Fees were approved by the Audit Committee.

Vote Required; Board Recommendation

To be approved, this Proposal No. 2 must receive a “for” vote from the holders of a majority of the shares of common stock present and entitled to vote either in person or by proxy at the Meeting. Abstentions will have the same effect as votes “against” Proposal No. 2; broker non-votes will have no effect. The Board recommends a vote “for” this Proposal No. 2 to ratify the selection by the Audit Committee of RSJ as our independent registered public accounting firm for the fiscal year ended August 31, 2014.

Representatives of RSJ are not expected to be present at the Meeting. Accordingly, RSJ will not have an opportunity to make a statement or be available to respond to questions at the Meeting.

PROPOSAL No. 3: APPROVAL OF AMENDMENT TO 2007 STOCK OPTION PLAN.

Our Board has approved an amendment to the Simulations Plus, Inc. 2007 Stock Option Plan (the “2007 Plan”), subject to Shareholder approval at the Meeting, in order to add 1,000,000 shares for possible future issuances under the 2007 Plan. The amendment of the 2007 Plan will be effective as of the date it is approved by the Shareholders. The 2007 Plan was initially approved by the the Board and the Shareholders in February 2007 to promote the interests of the Company and the Shareholders by: (i) attracting and retaining exceptional directors, employees and consultants (including prospective directors, employees and consultants), and (ii) enabling such individuals to participate in the long-term growth and financial success of the Company. The following description of the 2007 Plan is qualified by reference to the full text thereof, which is attached as Appendix A to the to this Proxy Statement and indicates the proposed changes to the 2007 Plan.

Eligible Participants

Any director, employee or consultant (including any prospective director, employee or consultant) of the Company and any affiliate of the Company shall be eligible to be designated a participant in the 2007 Plan for purposes of receiving awards. However, incentive stock options (“ISOs”) may be granted only to employees. After the Meeting, we anticipate that we will have approximately five directors, twenty eight employees, and no consultants eligible to receive awards under the 2007 Plan.

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Plan Administration

Our Board, or one or more committees appointed by our Board, administers the 2007 Plan (in either case, the “administrator”). In the case of awards intended to qualify as “performance-based compensation” within the meaning of Section 162(m) of the Internal Revenue Code of 1986, as amended (the “Code”), the committee will consist of two or more “outside directors” within the meaning of Section 162(m) of the Code. The administrator has the power to determine the terms of the awards, including the exercise price (which may be changed by the administrator after the date of grant), the number of shares subject to each award, the exercisability of the awards and the form of consideration payable upon exercise. The administrator also has the power to implement an award exchange program (whereby awards may be exchanged or cancelled for awards with lower exercise prices or different terms), or a program through which participants may reduce cash compensation payable in exchange for awards. The administrator may also create other stock-based awards that are valued in whole or in part by reference to (or are otherwise based on) shares of our common stock.

Shares Available For Awards

Subject to adjustment as provided below, following the amendment to the 2007 Plan, the aggregate number of shares of our common stock that may be issued pursuant to awards granted under the 2007 Plan will be 2,000,000. As of December 5, 2013, there were 809,300 options granted pursuant to the 2007 Plan. Notwithstanding the foregoing, following the amendment of the 2007 Plan the maximum number of shares that may be issued pursuant to ISOs and NSOs granted under the 2007 Plan is 2,000,000.

If an award expires or is terminated or canceled without having been exercised or settled in full, it is forfeited back to or repurchased by us, the terminated portion of the award (or forfeited or repurchased shares subject to the award) will become available for future grant or sale under the 2007 Plan (unless it has terminated). Shares are not deemed to be issued under the 2007 Plan with respect to any portion of an award that is settled in cash. If the exercise or purchase price of an award is paid for through the tender of shares, or withholding obligations are met through the tender or withholding of shares, those shares tendered or withheld will again be available for issuance under the 2007 Plan.

Awards

The 2007 Plan provides for the grant of options intended to qualify as ISOs under Section 422 of the Code to our and our affiliates’ employees and NSOs, stock appreciation rights, restricted stock awards, restricted stock units, unrestricted stock awards, performance unit awards, performance share awards, and other stock-based awards (each, an “award”) to our and our affiliates’ directors, employees, and consultants.

STOCK OPTIONS.

An option is the right to purchase shares of our common stock at a fixed exercise price for a fixed period of time. The administrator may grant both ISOs and NSOs under the 2007 Plan. Except as otherwise determined by the administrator in an award agreement, the exercise price for options cannot be less than the fair market value (as defined in the 2007 Plan) of our common stock on the date of grant. The term of each option will be determined by the administrator; provided that no ISO will be exercisable after the tenth (10th) anniversary of the date the option is granted. In the case of ISOs granted to an employee who, at the time of the grant of an option, owns stock representing more than ten percent (10%) of the voting power of all classes of our stock or the stock of any of our affiliates, the exercise price cannot be less than 110% of the fair market value of a share of our common stock on the date of grant and its term will be five years or less from the date of grant. All options granted under the 2007 Plan will be NSOs unless the applicable award agreement expressly states that the option is intended to be an ISO. No participant shall be granted more than 100,000 options in any one year.

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Options shall vest and become exercisable as determined by the administrator. The exercise price will be payable with cash (or its equivalent), under the “cashless” exercise program implemented by the Company or by other methods as permitted by the administrator to the extent permitted by applicable law.

If a participant’s employment or relationship with us is terminated, the participant (or his or her designated beneficiary or estate representative in the case of death) may exercise his or her option within such period of time as is specified in the award agreement to the extent that the option is vested on the date of termination. In the absence of a specified time in the award agreement, the option will remain exercisable for three (3) months following the date of termination, except in the case where termination is as a result of disability or death, in which case the option will remain exercisable for twelve (12) months following the date of termination or death.

The administrator may at any time offer to buy out an option previously granted for a payment in cash or shares of our common stock based on such terms and conditions as the administrator shall establish and communicate to the participant at the time that such offer is made.

RESTRICTED STOCK. Restricted stock awards are awards of shares of our common stock that vest in accordance with terms and conditions established by the administrator. The administrator may impose whatever conditions to vesting it determines to be appropriate. The administrator will determine the number of shares of restricted stock granted to any employee. The administrator determines the purchase price of any grants of restricted stock and, unless the administrator determines otherwise, shares that do not vest typically will be subject to forfeiture or to our right of repurchase, which we may exercise upon the voluntary or involuntary termination of the purchaser's service with us for any reason including death or disability. Holders of restricted stock may exercise voting rights with respect to such stock, unless the administrator determines otherwise. During the period of restriction, holders of restricted stock will be entitled to receive all dividends and other distributions paid with respect to such stock unless otherwise provided in the award agreement. If any such dividends or distributions are paid in our shares of common stock, such shares will be subject to the same restrictions on transferability and forfeitability as the restricted stock with respect to which they were paid.

UNRESTRICTED STOCK. Subject to the terms of an award agreement, a participant may be awarded (or sold at a discount) shares of our common stock that are not subject to restrictions, in consideration for past services rendered to us, our affiliates or for other valid consideration.

STOCK APPRECIATION RIGHTS. A stock appreciation right is the right to receive an amount equal to the appreciation in the fair market value of our common stock between the exercise date and the date of grant, for that number of shares of our common stock with respect to which the stock appreciation right is exercised. We may pay the appreciation in either cash, in shares of our common stock with equivalent value, or in some combination, as determined by the administrator and in conformance with Section 409A of the Code. The administrator determines the exercise price of stock appreciation rights, the vesting schedule, and other terms and conditions of stock appreciation rights; however, stock appreciation rights expire under the same rules that apply to stock options. The administrator may at any time offer to buy out, for a payment in cash or shares of our common stock, a stock appreciation right previously granted based on such terms and conditions as the administrator shall establish and communicate to the participant at the time that such offer is made.

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PERFORMANCE UNITS AND PERFORMANCE SHARES. Performance units and performance shares are awards that will result in a payment to a participant only if performance goals established by the administrator are achieved or the awards otherwise vest. The administrator will establish performance goals in its discretion, which, depending on the extent to which they are met, will determine the number and/or value of performance units and performance shares to be paid to the participant. The performance goals may be based upon the achievement of the Company, divisional or individual goals or objectives, securities laws, or any other basis determined by the administrator. Payment for performance units and performance shares may be made in cash or in shares of our common stock with equivalent value, or in some combination, as determined by the administrator. Performance units will have an initial dollar value established by the administrator prior to the grant date. Performance shares will have an initial value equal to the fair market value of our common stock on the grant date.

RESTRICTED STOCK UNITS. Restricted stock units are awards of restricted stock, performance shares, and/or performance units that are paid out in installments or on a deferred basis as determined by the administrator in its sole discretion in accordance with rules and procedures established by the administrator and in conformance with Section 409A of the Code.

OTHER STOCK BASED AWARDS. The administrator has the authority to create awards under the 2007 Plan in addition to those specifically described in the 2007 Plan. These awards must be valued in whole or in part by reference to, or must otherwise be based on, the shares of our common stock.

Transferability of Awards

Generally, unless the administrator determines otherwise, our 2007 Plan does not allow for the transfer of awards other than by will or by the laws of descent and distribution, and only the participant may exercise an award during his or her lifetime.

Amendment and Termination of the 2007 Plan

The Board may at any time amend, alter, suspend or terminate the 2007 Plan.

Unless sooner terminated, the 2007 Plan shall terminate on February 23, 2017, the date that is 10 years from the date the 2007 Plan was originally adopted by the Board.

Effectiveness

The amendment to the 2007 Plan will be effective as of February 25, 2014, subject to Shareholder approval.

Liquidation or Dissolution of the Company

In the event of the proposed dissolution or liquidation of the Company, the administrator will notify each participant as soon as practicable prior to the effective date of such proposed transaction. The administrator in its discretion may provide for a participant to have the right to exercise his or her award, to the extent applicable, until ten (10) days prior to such transaction as to all of the stock covered thereby, including shares of our common stock as to which such award would not otherwise be exercisable. In addition, the administrator may provide that any Company repurchase option or forfeiture rights applicable to any award shall lapse 100%, and that any award vesting shall accelerate 100%, provided the proposed dissolution or liquidation takes place at the time and in the manner contemplated. To the extent it has not been previously exercised or vested, an award will terminate immediately prior to the consummation of such proposed action.

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Change in Control

Generally, in the event the Company experiences a “change in control,” as that term is defined in the 2007 Plan, it is anticipated that awards will be assumed by the successor corporation or that the successor corporation will substitute an equivalent award in its place. However, if the successor corporation refuses to assume or substitute the outstanding award, then the administrator may provide that the vesting of any award shall accelerate 100%. If accelerated, the administrator shall give the recipient fifteen (15) days notice from which to exercise the vested awards. At the end of such fifteen (15)-day period, the awards shall terminate if they are not exercised.

Plan Benefits

The benefits received by the Company’s executive officers and directors under the 2007 Plan are disclosed below under the captions “Director Compensation” and “Executive Compensation and Other Information.”

Federal Income Tax Consequences

To the Optionees or Recipients

NSOs. An optionee generally will not recognize any income for federal income tax purposes on the grant of an NSO. Upon the exercise of an NSO, an optionee generally will recognize compensation taxable as ordinary income, equal to the difference between the fair market value of our common stock on the date of exercise and the exercise price. This compensation is subject to withholding taxes. An optionee will recognize gain or loss on the sale or exchange of stock acquired pursuant to an exercise of an NSO. Such gain or loss will be equal to the difference between the optionee’s adjusted basis in the stock, which will include the exercise price and any ordinary income recognized on exercise of the option, and the fair market value of the stock on the date of sale or exchange. The gain may be subject to preferential tax treatment if the stock has been held for more than one year.

ISOs. An optionee will not recognize any income for federal income tax purposes on the grant of an ISO. Upon the exercise of an ISO, tax is deferred until the underlying stock is sold (though the spread at exercise may be a tax preference for purposes of the Alternative Minimum Tax). When sold, the ISO is taxed at the capital gains rate on the full amount of appreciation for the sales proceeds over the option cost, provided the employee has satisfied the holding period prescribed for ISOs -- the longer of two (2) years from the date of grant or one (1) year from the date of exercise. If the ISO stock is sold within the holding period, the option is taxed as an NSO.

RESTRICTED STOCK. Generally, a recipient recognizes no income from the grant of a restricted stock award until the grant is no longer subject to a substantial risk of forfeiture. Upon the lapse of a substantial risk of forfeiture (i.e., the restricted stock becomes vested), the recipient has taxable income equal to the excess of the fair market value of the restricted stock over the amount paid. Upon a later disposition, the computation of taxable gain will take into account any previous taxes paid, and the gain may be subject to preferential tax treatment if the restricted stock has been held for more than one (1) year.

UNRESTRICTED STOCK. Unrestricted stock generally has the same tax consequences as restricted stock.

STOCK APPRECIATION RIGHTS. A recipient of a stock appreciation right will generally recognize ordinary income for federal income tax purposes, the timing of which depends on the terms of the underlying award agreement and Section 409A of the Code.

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PERFORMANCE UNITS AND PERFORMANCE SHARES. A recipient of a performance unit/share generally recognizes no income until the performance objectives are satisfied. If the payout is in stock, the recipient has taxable income equal to the excess of the fair market value of the stock over the amount paid. Upon a later disposition, the computation of taxable gain will take into account any previous taxes paid, and the gain may be subject to preferential tax treatment if the stock has been held for more than one year. If the payout is in cash, the recipient has ordinary income equal to the amount of cash received.

RESTRICTED STOCK UNITS. Restricted stock units must comply with Section 409A of the Code, and will be taxed in accordance with the terms of its underlying award agreement.

OTHER STOCK BASED AWARDS. The taxation of other stock based awards depends on the nature of the award.

With the exception of ISO awards, we generally are entitled to a business expense deduction at the time and in the amount that the optionee/recipient recognizes ordinary income in connection with the grant or exercise of the award. As to grants of ISOs, we generally receive no deduction associated with such grant except when the recipient has a disqualifying disposition. Upon a disqualifying disposition, the option loses its ISO status, converts to a NSO, and is taxed accordingly.

Current Awards Under 2007 Plans of December 13, 2013:

	Number of Options	Weighted Average Exercise Price for Equity
Granted	1,248,666	$2.45
Exercised/Released	-320,200	$1.82
Cancelled/Forfeited	-121,566	$1.70
Expired	-317,800	$2.45
Balance, end of the period	489,100	$3.06

VOTE REQUIRED.

To be approved, this Proposal No. 3 must receive a “for” vote from the holders of a majority of the shares of common stock present and entitled to vote either in person or by proxy at the Meeting. Abstentions will have the same effect as votes “against” Proposal No. 3; broker non-votes will have no effect.

Recommendation of the Board of Directors

The Board recommends a vote “for” this Proposal No. 3 to amend the 2007 Plan.

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PROPOSAL No. 4 ADVISORY VOTE TO APPROVE NAMED EXECUTIVE OFFICER COMPENSATION

In accordance with Section 14a of the Exchange Act, the Company is providing Shareholders with an advisory (non-binding) vote on compensation programs, that is sometimes referred to as “say on pay,” for our Named Executive Officers (as defined below). Accordingly, you may vote on the following resolution at the Meeting:

"RESOLVED, that the compensation paid to the Named Executed Officers, as disclosed pursuant to Item 402 of Regulation S-K, including the compensation tables and narrative discussion is hereby APPROVED."

This vote is non-binding. The Board intends to consider the outcome of the vote when making future executive compensation decisions and, in particular, to consider any significant negative voting results to the extent they can determine the cause or causes for such votes. The Board has determined that, until the next vote on the frequency of shareholder votes on executive compensation, the Company will hold future advisory votes on executive compensation every 3 years.

We believe our executive compensation is structured in the manner that best serves the interests of the Company and its Shareholders. We encourage Shareholders to read the Compensation Discussion and Analysis section of this Proxy Statement which provides a more thorough review of our compensation philosophy and how that philosophy was implemented in 2013.

Vote Required

To be approved on an advisory basis, this Proposal No. 4 must receive a “for” vote from the holders of a majority of the shares of common stock present and entitled to vote either in person or by proxy at the Meeting. Abstentions will have the same effect as votes “against” Proposal No. 4; broker non-votes will have no effect.

Recommendation of the Board of Directors

The Board of Directors unanimously recommends that you vote “for” the approval of the Named Executive Officers compensation as disclosed in the accompanying compensation tables and the related narrative disclosure.

PROPOSAL No. 5 ADVISORY VOTE TO AS TO WHETHER THE ADVISORY VOTE TO APPROVE NAMED EXECUTIVE OFFICERS COMPENSATION SHOULD TAKE PLACE EVERY 1, 2 OR 3 YEARS

In accordance with Section 14a of the Exchange Act, the Company is providing Shareholders with an advisory (non-binding) vote as to whether the advisory vote to approve Named Executive Officers compensation should occur every 1, 2 or 3 years. The Board recommends that shareholders vote to hold an advisory vote on executive compensation every third year.

The Board has determined that holding an advisory vote on executive compensation every three (3) years is the most appropriate policy for the Company at this time, and therefore recommends that future shareholder advisory votes on executive compensation occur every three (3) years.

While this shareholder vote on the frequency of future advisory votes on the compensation of our Named Executive Officers is merely advisory and will not be binding upon the Company or the Board, we value the opinions of our Shareholders and will consider the outcome of the vote when considering the frequency with which the compensation of our Named Executive Officers will be subject to an advisory, non-binding shareholder vote. The Board may decide that it is in the best interests of our Shareholders and the Company to hold an advisory vote to approve the compensation of our Named Executive Officers more or less frequently than the option approved by our Shareholders.

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Vote Required

The frequency of the advisory, non-binding stockholder advisory vote to approve the compensation of our Named Executive Officers will be selected by a plurality of “for” votes by the shares of common stock present and entitled to vote either in person or by proxy at the Meeting. The option (every one, two or three years) receiving the highest number of “for” votes will be considered the frequency recommended by the Shareholders. Abstentions and broker non-votes will have no effect on the outcome of this Proposal No. 5.

Recommendation of the Board of Directors

The Board recommends that shareholders vote “for” a frequency period of every three (3) years for future advisory votes on the compensation of our Named Executive Officers.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

Security Ownership

The following table sets forth information as of December 5, 2013, regarding the beneficial ownership of our common stock by (a) each person known to our Board to own beneficially 5% or more of our common stock, (b) each Director of the Company, (c) the Named Executive Officers (as defined below), and (d) all of our Directors and executive officers as a group. Information with respect to beneficial ownership is based solely on a review of our capital stock transfer records and on publicly available filings made with SEC by or on behalf of the Shareholders listed below.

The percent of class is calculated assuming 16,073,894 shares of our common stock (net of treasury shares) were outstanding as of December 5, 2013. Beneficial ownership is determined in accordance with the rules of the SEC which generally attribute beneficial ownership of securities to persons who possess sole or shared voting or investment power with respect to those securities and for such persons includes shares of our common stock issuable to such persons pursuant to the exercise of stock options, warrants or other securities that are exercisable or convertible into shares of our common stock within 60 days of December 5, 2013. Unless otherwise indicated, the persons or entities identified in this table have sole voting and investment power with respect to all shares shown as beneficially owned by them.

Beneficial owner (1), (2)	Amount and Nature of Beneficial Ownership	Percent of Class
Walter S. and Virginia E. Woltosz (3)	6,193,907	38.03%
Momoko Beran (4)	457,381	2.81%
John DiBella (5)	46,200	*
Dr. David Z. D’Argenio (6)	55,812	*
Harold W. Rosenberger (7)	13,800	*
Dr. David L. Ralph (8)	400	*
Dr. Michael Bolger (9)	26,185	*
Dr. Robert Clark (10)	14,274	*

All Directors and officers as a group	6,552,447	41.70%

________________

* Less than 1%

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(1) Such persons have sole voting and investment power with respect to all shares of the Company’s common stock shown as being beneficially owned by them, subject to community property laws, where applicable, and the information contained in the footnotes to this table.

(2) The address of each Director and executive officer named is c/o the Company, 42505 10th Street West, Lancaster, California 93534-7059.

(3) Own an aggregate of 6,117,907 common stock, plus 76,000 shares of common stock underlying an option exercisable within the 60 days of December 5, 2013.

(4) Owns 363,381 shares of common stock, plus 94,000 shares of common stock underlying an option exercisable within the 60 days of the date of December 5, 2013.

(5) Owns 27,700 shares of common stock, plus 18,500 shares of common stock underlying an option exercisable within the 60 days of December 5, 2013.

(6) Owns 43,812 shares of common stock, plus 12,000 shares of common stock underlying an option exercisable within the 60 days of December 5, 2013.

(7) Owns 3,000 shares of common stock, plus 10,800 shares of common stock underlying an option exercisable within the 60 days of December 5, 2013.

(8) Owns no shares of common stock, and has 400 shares of common stock underlying an option exercisable within the 60 days of December 5, 2013.

(9) Owns 26,185 shares of common stock, and has 34,000 shares of common stock underlying an option exercisable within the 60 days of December 5, 2013.

(10) Owns 14,274 shares of common stock, and has 12,000 shares of common stock underlying an option exercisable within the 60 days of December 5, 2013.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), requires the Company’s Directors, executive officers and beneficial holders of more than 10% of the Company’s common stock file with the SEC initial reports of ownership and reports of changes in ownership of the Company’s equity securities.

To our knowledge, based solely on a review of the copies of such reports furnished to us and written representations that no other reports were required during the fiscal year ended August 31, 2013, all Section 16(a) filing requirements applicable to our officers, Directors and 10% beneficial owners were complied with except the following: Walter Woltosz, known failure to file one Form 4 on time; Virginia Woltosz, known failure to file one Form 4 on time; and David D’Argenio, known failures to file two Form 4s on time.

BOARD MATTERS AND CORPORATE GOVERNANCE

Information Regarding the Board and Its Committees

The Board met nine (9) times during the fiscal year ended August 31, 2013. Each member of the Board attended 75% or more of the aggregate number of meetings of the Board and of the committees of the Board on which he or she served that was held during the period for which he or she was a Director or committee member, respectively.

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The Board has three committees: its Audit Committee (“Audit Committee”), Compensation Committee (“Compensation Committee”), and the Nominating Committee. The following table provides meeting information for fiscal year 2013 and current membership for each of the committees of the Board:

Name	Audit Committee		Compensation Committee		Nominating Committee
Dr. David D’Argenio	X		X	*	X
H. Wayne Rosenberger	X	**	X		X
Dr. David Ralph	X		X		X	*

____________________

* Committee Chairperson

** Audit Committee Financial Expert and Committee Chairperson

Below is a description of each committee of the Board. The Board has determined that each member of each committee, and each member of the Board, except for Walter S. Woltosz and Virginia E. Woltosz, is “independent” within the meaning of the applicable listing standards of the NASDAQ Stock Market (“NASDAQ”), as well as applicable SEC rules and regulations and that each member is free of any relationship that would interfere with his or her individual exercise of independent judgment with regard to the Company.

Audit Committee

The Company’s Audit Committee has been established in accordance with Section 3(a)(58)(4) of the Exchange Act and bears direct responsibility for the appointment and termination, compensation, and oversight of the work of our independent registered public accounting firm, who reports directly to the Audit Committee. The Audit Committee operates pursuant to a charter that is available upon written or oral request to: Renee Bouche, Simulations Plus, Inc., at 42505 10th Street West, Lancaster, CA 93534, or at (661) 723-7723. The Audit Committee’s charter can also be found in the “Investors” section of our corporate website at www.simulations-plus.com, under “Investors – Shareholder Information”. The Audit Committee has received written disclosures and the letter from our independent registered public accounting firm pursuant to the applicable requirements of Public Company Accounting Oversight Board (“PCAOB”) regarding the independent auditor’s communications with the Audit Committee concerning independence and the Audit Committee has discussed with the independent accountant the independent accountant’s independence. The Audit Committee also reviews and discusses with our management and independent registered public accounting firm the financial statements and disclosures in our quarterly financial press releases and SEC filings. Audit Committee members periodically meet separately with our management and independent registered public accounting firm to discuss issues and concerns, and the Audit Committee has established procedures for the receipt, retention and treatment of complaints received by us regarding accounting, internal accounting controls or audit matters, in a confidential manner.

In performing its responsibilities, the Audit Committee has reviewed and discussed with management and the Company’s independent auditors the audited financial statements in the Company’s Annual Report on Form 10-K for the year ended August 31, 2013 (the “2013 Form 10-K”). The Audit Committee has also discussed with the independent registered public accounting firm matters required to be discussed by the Statement on Auditing Standards No. 61, as amended (Codification of Statements on Auditing Standards, AU 380), as adopted by the PCAOB in Rule 3200T. Based on the reviews and discussions referred to above, the Audit Committee unanimously recommended to the Board that the audited financial statements be included in the 2013 Form 10-K.

Audit Committee

Harold Rosenberger (Chair)

David D’Argenio

David Ralph

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The members of the Audit Committee are Mr. Harold W. Rosenberger, Dr. David D’Argenio, and Dr. David Ralph. Mr. Rosenberger serves as chairman of the Audit Committee and the Board has determined that he qualifies as an “audit committee financial expert” in accordance with applicable SEC rules and as “independent” under the applicable NASDAQ listing standards. Also see the Section entitled “Election of Directors” with respect to Mr. Rosenberger’s experience. The Audit Committee met four (4) times during the fiscal year ended August 31, 2013.

Compensation Committee

The Compensation Committee administers our executive compensation program and is responsible for establishing, implementing and monitoring adherence to our philosophy with respect to executive compensation. The Compensation Committee does not have a charter.

The Compensation Committee met two (2) times during the fiscal year ended August 31, 2013.

Nominating Committee

The Nominating Committee makes recommendations to the Board regarding candidates for election to the Board, as well as the composition and size of the Board and its committees and qualifications for membership. In connection with performing their duties, the members of the Nominating Committee are fully empowered to engage one or more search firms to identify potential Director candidates. The Nominating Committee is also charged with establishing the appointment of new Directors, committee structure and membership, Director compensation and chief executive officer succession planning. The Nominating Committee does not have a charter.

The Nominating Committee provides instructions in each annual proxy regarding how Shareholders can make director nominations. The Nominating Committee has never received a recommendation from a Shareholder, but any such nominations, if received, would be considered on an equal basis with candidates identified by the Nominating Committee. The Nominating Committee has not used any third party to identify, evaluate, or assist in identifying and/or evaluating potential nominees and to date has not paid any fee to any third party for such services.

The members of the Nominating Committee are Dr. David D’Argenio, Mr. Harold W. Rosenberger, and Dr. David Ralph. Dr. David D’Argenio serves as chairman of the Nominating Committee.

The Nominating Committee met once during the fiscal year ended August 31, 2013.

Board Leadership Structure

The Company does not have a lead independent director and does not believe one is necessary. We believe our leadership structure is appropriate for the size and scope of operations of a company of our size.

Board’s Role in Risk Management

The Board is responsible for oversight of risks facing the Company, while our management is responsible for day-to-day management of risk. The Board, as a whole, directly oversees our strategic and business risk, including financial reporting related risk, compensation practice risk, and product development risk. We believe the Board, as a whole, supports its role in risk oversight, with our Chief Executive Officer and our Chief Financial Officer responsible for assessing and managing risks facing the Company day-to-day and other members of the Board providing oversight of such risk management.

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Director Compensation

Independent Directors currently receive annual stipends of $5,000 (increased to $9,000 for fiscal year 2014) plus 4,000 options (increased to 5,000 for fiscal year 2014) to purchase shares of the Company’s common stock per person per year for their services. In addition to their annual stipends, the Company pays each Independent Director $1,000 per Board meeting attended (Increased to $1,500 for FY14). Mileage expense to attend those meetings is reimbursed at the Internal Revenue Service defined rate for business use, except for the Independent Directors who are local residents. The Company’s President and Chief Executive Officer (“CEO”), Mr. Woltosz, serves also as a Director and therefore has a role in determining/recommending the amount or form of compensation for Independent Directors. Mr. Woltosz does not receive any additional compensation for his service as a director as, as stated above, he is not considered an “Independent Director”.

Name of Directors * indicates Independent Director	Fiscal Year	Fees earned or paid in cash ($)	Option Awards ($)	All other compensation ($)	Total ($)
		(a)	(b)(f)	(c)
*Dr. David Z. D’Argenio	2013	14,000	9,476	438 *	23,914
	2012	16,000	7,826	346 *	24,172

*Dr. Richard R. Weiss (d)	2012	10,500	0	0	10,500

*Harold W. Rosenberger	2013	13,000	9,476	0	22,476
	2012	14,000	7,826	0	21,826

*Dr. David L. Ralph (e)	2013	14,000	9,476	0	23,476
	2012	4,500	3,913	0	8,413

Mrs. Virginia E. Woltosz	2013			60,000 **	60,000
	2012			60,000 **	60,000

(a)	Independent Directors’ stipends are $5,000 per year for fiscal years 2013 and 2012, and $1,000 per Board meeting attended.
(b)	Amount represents the stock-based compensation expense recorded by us in fiscal year 2013 and fiscal year 2012 measured using the Black-Scholes option pricing model at the grant date based on the fair value of the option awards. The amounts disclosed in the “Option Awards” column are equal to the aggregate grant date fair value of stock option awards computed in accordance with FASB ASC Topic 718. A discussion of the assumptions used in calculating the grant date fair value is set forth in Note 5 to the consolidated financial statements included in our 2013 Form 10-K
(c)	* Mileage expense to attend Board meetings is reimbursed at the rate set by Internal Revenue Service for business use, except for the Independent Directors who are local residents.
** 5% of the Company’s net income before bonuses and taxes, not exceeding $60,000, paid to the Corporate Secretary, Virginia Woltosz, as an annual bonus as part of the terms of the sale of Words+ to the Company in 1996.
(d)	Dr. Richard Weiss resigned as of February 29, 2012.
(e)	Dr. David Ralph joined the Board on March 1, 2012.
(f)	As of August 31, 2013, the aggregate number of stock options outstanding for each non-employee director was as follows: Dr. D’Argenio – 19,600; Mr. Rosenberger – 23,000; Dr. Ralph – 6,000; Mrs. Woltosz – 0.

19

Shareholder Communications with the Board

We have not adopted a formal process for Shareholder communications with the Board. However, any Shareholder comments and communications received by our Investor Relations personnel are forwarded to the Board or individual directors, as applicable, and appropriate responses are provided to Shareholders in a timely manner. We believe that these informal communication efforts have proven effective, and obviate the need for any formal process.

Although we do not have a formal policy, members of the Board are invited to attend annual meetings of our Shareholders. All of our directors attended our 2013 annual meeting of shareholders.

Certain Relationships and Related Transactions

Transactions with Related Persons. We have not entered into any transactions with related persons since the beginning of fiscal year 2013 and we are not currently considering any proposed transactions with related persons.

Review, Approval or Ratification of Transactions with Related Persons. We have not adopted any formal procedures for the review or ratification, or standards for approval, of related-party transactions but instead review such transactions on a case-by-case basis.

Material Proceedings

Currently there are no material legal proceedings to which any director, officer or affiliate of the Company, any owner of record or beneficially of more than 5% of the voting securities of the Company, or any associate of any such director, officer, affiliate of the Company or security holder is an adverse party to the Company or has a material interest adverse to the Company. There currently are no legal proceedings, and during the past 10 years there have been no legal proceedings, that are material to the evaluation of the ability or integrity of any of our Directors or executive officers.

EXECUTIVE COMPENSATION AND OTHER INFORMATION

Compensation Discussion and Analysis

The purpose of the Company’s compensation program is to attract and retain talented and dedicated professionals to manage and execute our strategic plans and tactical operations. Although the Company’s Named Executive Officer salaries have been and remain significantly lower than those of similar public companies, management and the Board believe that the award of stock options has fairly rewarded loyal, long-term employees who have contributed to our growth and financial success.

The goal of our Named Executive Officer compensation program is the same as our goal for operating the Company - to create long-term value for our Shareholders. Toward this goal, we have designed and implemented our compensation programs for our Named Executive Officers to reward them for sustained financial and operating performance and leadership excellence, to align their interests with those of our Shareholders and to encourage them to remain with the Company for long and productive careers. Most of our compensation elements simultaneously fulfill one or more of our performance, alignment and retention objectives. These elements consist of salary and annual bonus, equity incentive compensation, and 401(k) matching retirement benefits. In deciding on the type and amount of compensation for each Named Executive Officer, we focus on both current pay and the opportunity for future compensation. We combine the compensation elements for each Named Executive Officer in a manner we believe optimizes the Named Executive Officer’s contribution to the Company.

20

Determining Compensation

We rely on our judgment in making compensation decisions, after reviewing the performance of the Company and carefully evaluating an executive’s performance during the year against established goals, leadership qualities, operational performance, business responsibilities, and career with the Company, current compensation arrangements and long-term potential to enhance Shareholder value.

The President and Chief Executive Officer’s compensation is determined by the Compensation Committee and as set forth below under the subsection entitled “Employment and Other Compensation Agreements”. The salaries of all other officers are determined by the CEO and the Compensation Committee together. Option grants are recommended by the CEO and the Company’s Chief Financial Officer (“CFO”) and approved by the Board. The Company has not retained a compensation consultant to date.

The CEO’s bonus has been determined based on the terms of an employment agreement. Effective as of September 1, 2011 (fiscal year 2012), the CEO’s employment agreement provides for an annual bonus of up to ten percent (10%) of his annual salary, and stock options as described in the agreement, which is attached to the Company’s Annual Report on Form 10-K filed with the SEC on November 15, 2012 as Exhibit 10.5. On August 22, 2013, effective as of September 1, 2013, the CEO’s employment agreement was renewed for another year by the Compensation Committee and provides for an annual bonus of up to five percent (5%) of the Company’s net income before taxes of the previous fiscal year not to exceed $60,000. In addition the agreement calls for the granting of ten (10) options to purchase shares of the Company’s common stock for each $1,000 of net income before taxes that the Company earns at the end of each fiscal year (up to a maximum of twenty thousand (20,000) options over the term of the agreement) at an exercise price equal to ten percent (10%) over the market value per share as of the date of grant (the number of shares to be adjusted accordingly for any stock splits or reverse splits after the date of the agreement). A copy of the agreement is attached to the Company’s 2013 Form 10-K filed with the SEC on November 18, 2013 as Exhibit 10.9.

Bonuses for all other employees are determined through a calculation of two factors, one for longevity and one for performance, with the greater emphasis on performance. Supervisors provide an evaluation of each employee in five areas: attendance; attitude; productivity; skill level with respect to the position they occupy; and contribution to the Company’s profitability. A scoring system is used and bonuses are awarded based on this system and the total budget for bonuses as determined by the CEO and CFO with the approval of the Board.

The Company provides 401(k) matching up to 4% of employees’ salaries or wages up to the U.S. Internal Revenue Service maximum allowable, regardless of their position within the Company.

We provide cell phones to the Named Executive Officers and other employees for business communication purposes. However, we allow the personal use of cell phone usage as long as it does not exceed our allowable minutes and text messages. In the event the personal usage exceeds the allowance, the employees are financially responsible for the excess. There are no other perquisites or other benefits of any kind for any officer or any other employee or director of the Company.

Employment and Other Compensation Agreements

During fiscal year ended August 31, 2012, the Company was party to an employment agreement with Walter Woltosz, the CEO, which commenced September 1, 2011, and had a term of two years. The agreement provided for: 1) a base salary of $300,000 per year; 2) options to purchase fifty (50) shares of the Company’s common stock for each $1,000 of net income before taxes at the end of each fiscal year (up to a maximum of 120,000 options over the term – to be adjusted for stock split or reverse split) over the term of agreement; and 3) a bonus not to exceed ten percent (10%) of salary, or $30,000 per year. This agreement ended as of August 31, 2013.

21

As stated above, effective as of September 1, 2013, the CEO’s employment agreement was renewed for another year by the Compensation Committee and amended to provide for an annual bonus of up to five percent (5%) of the Company’s net income before taxes of the previous fiscal year not to exceed $60,000. In addition the agreement calls for the granting of ten (10) options to purchase shares of the Company’s common stock for each $1,000 of net income before taxes that the Company earns at the end of each fiscal year (up to a maximum of twenty thousand (20,000) options over the term of the agreement) at an exercise price equal to ten percent (10%) over the market value per share as of the date of grant (the number of shares to be adjusted accordingly for any stock splits or reverse splits after the date of the agreement).

Mr. Woltosz was entitled to such health insurance and other benefits that are not inconsistent with that which we customarily provide to our other management employees and to reimbursement of customary, ordinary and necessary business expenses incurred in connection with the rendering of services to the Company. The agreement also provides that we may terminate the agreement without cause upon thirty (30) days written notice, and that upon any such termination our only obligation to Mr. Woltosz would be for a payment equal to the greater of (i) twelve (12) months of salary or (ii) the amount of salary for the remainder of the term of the employment agreement from the date of notice of termination. Further, the agreement provides that we may terminate the agreement for cause (as defined in such employment agreement) and that our only obligation to Mr. Woltosz upon any such termination would be limited to the payment of Mr. Woltosz’ salary and benefits through and until the effective date of any such termination.

As part of the agreement with the original underwriter and as partial compensation for the sale of Words+ to Simulations Plus in 1996, commencing with our fiscal year ended 1997 and for each fiscal year thereafter, Virginia Woltosz is entitled to receive bonuses not to exceed $60,000, equal to five percent (5%) of our net annual income before taxes. The bonus for fiscal year 2012 was paid on September 14, 2012, and the bonus for fiscal year 2013 was paid on September 13, 2013.

Risk Assessment

The Compensation Committee has determined that our compensation programs are designed and administered with the appropriate balance of risk and reward in relation to our overall business strategy and do not encourage our executives to take unnecessary or excessive risks that are reasonably likely to have a material adverse effect on the Company.

Compensation Committee Report

The Compensation Committee has reviewed and discussed with management the Compensation Discussion and Analysis provided above and based on such review, has recommended to the Board that the Compensation Discussion and Analysis be included in this Proxy Statement.

Compensation Committee

David Ralph (Chair)

David D’Argenio

Harold Rosenberger

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Compensation Committee Interlocks and Insider Participation

During fiscal year 2013, the Compensation Committee consisted of David Ralph, David D’Argenio, and Harold W. Rosenberger. All members of the Compensation Committee were independent Directors, and no member has ever served as an officer or employee of the Company or any of its subsidiaries or has any relationships with the Company or any of its subsidiaries requiring disclosure under Item 404 of Regulation S-K. The compensation Committee members have no interlocking relationships requiring disclosure under Item 407(e)(4)(iii) of Regulation S-K.

Executive Officers who are not also Directors

NAME	AGE	POSITIONS WITH THE COMPANY	OFFICER SINCE
Momoko A. Beran	61	Chief Financial Officer of the Company	1996
		(Resigned as of November 21, 2013)

John R. Kneisel	55	Chief Financial Officer of the Company	2013
		(Appointed as of November 22, 2013)

John A. DiBella	33	Vice President, Marketing and Sales of the Company	2012

MOMOKO A. BERAN joined our former subsidiary Words+ in June 1993 as Director of Accounting and was named the Company’s Chief Financial Officer in July 1996. Prior to joining Words+, Ms. Beran had been Financial Controller for AB Component Systems Inc., which had its headquarters in the U.K. Since February 1, 2003, Ms. Beran has also been the Company’s Director of Human Resources and Director of Facilities and Equipment. Ms. Beran submitted her resignation in November 2013 and plans to retire in January 2014.

JOHN R. KNEISEL joined the Company in November 2013 and was named to replace Momoko A. Beran as Chief Financial Officer as of November 22, 2013. Mr. Kneisel worked as the Western Regional Controller of Group 1 Automotive Inc. from August 2004 through October 2009. At that time he started a consulting business providing outsourced financial management services serving as Chief Financial Officer and Controller to small to medium sized companies. In October 2010 he became the Chief Financial Officer of Dreamhammer, Inc where he worked until August 2012. At that time he returned full time to his consulting practice. Mr. Kneisel is a certified public accountant. During his time in public accounting, he served as a general business consultant, assisting in the implementation of operation controls as well as providing assurance services to his clients.

JOHN DIBELLA joined the Company in June 2003 as a Modeling & Simulations Scientist. He developed our first DDDPlus software under supervision of Dr. Michael Bolger, out Chief Scientist. In 2005, Mr. DiBella moved to the Marketing and Sales Department, and worked as a Field Scientist. After the former VP of Marketing and Sales resigned, John took over the Marketing and Sales Department and worked as Director until February 2012. With his successful record as Director of Marketing and Sales, he was appointed Vice President of Marketing and Sales of the Company in March 2012.

23

Summary Table of Named Executive Officer Compensation

The following table sets forth certain information concerning compensation paid or accrued for the fiscal years ended August 31, 2013 and 2012, by the Company to or for the benefit of our CEO, CFO, Vice President of Marketing and Sales, Chief Scientist and Director, Life Science (the “Named Executive Officers”). No other executive officers of the Company received total annual compensation for the fiscal years ended August 31, 2013 or 2012, which exceeded $100,000.

Name and Principal Position	Fiscal Year	Salary ($)	Bonus ($)	Option Awards ($)	All other compensation ($)	Total ($)
			(a)	(b)	(c)
Walter S. Woltosz	2013	300,000	30,000	30,221	3,000	363,221
Chief Executive Officer	2012	300,000	27,500	147,559	0	475,059

Momoko A. Beran	2013	184,770	19,128	0	8,156	212,053
Chief Financial Officer	2012	171,750	18,348	0	7,604	197,702

John DiBella	2013	155,875	15,721	0	6,864	178,460
Vice President of Marketing and Sales	2012	141,450	14,432	0	6,235	162,117

Michael Bolger	2013	185,500	18,007	0	8,140	211,647
Chief Scientist	2012	171,750	17,700	0	7,578	197,028

Robert Clark	2013	156,750	10,370	0	6,685	173,805
Director, Life Science	2012	147,500	5,945	0	6,138	159,583

_______________

(a)	Amount represents bonus earned during the applicable year.
(b)	Amount represents the stock-based compensation expense recorded by us in fiscal year 2013 and fiscal year 2012 measured using the Black-Scholes option pricing model at the grant date based on the fair value of the option award. See the “Grants of Plan-Based Awards” table below.
(c)	Amount represents Company matching for 401(k) Plan.

Grants of Plan-Based Awards

The following table discloses information about option grants to the Named Executive Officers during the fiscal year ended August 31, 2013.

Name	Grant Date	All Other Option Awards: Number of Securities Underlying Options	Exercise or Base Price of Option Awards	Grant Date Fair Value of Stock and Option Awards

Walter Woltosz	9/10/12	20,000 (a)	$5.06	$30,221 (b)

Total		20,000		$30,221

_______________

(a)	Per his employment agreement, Mr. Woltosz received 20,000 options to purchase stock.
(b)	The amounts disclosed in the “Grant Date Fair Value of Stock and Option Awards” column are equal to the aggregate grant date fair value of stock option awards computed in accordance with FASB ASC Topic 718. A discussion of the assumptions used in calculating the grant date fair value is set forth in Note 5 to the consolidated financial statements included in our 2013 Form 10-K.

24

Outstanding Equity Awards at Fiscal Year-End

The following table provides a summary of all outstanding equity awards for Named Executive Officers at the end of fiscal year 2013.

Name	Option Awards					Stock Awards
	Number of Securities Underlying Unexercised Options (Exercisable) (a)	Number of Securities Underlying Unexercised Options (Unexercisable)	Equity Incentive Plan Awards: Securities Underlying Unexercised Unearned Options	Option Exercise Price	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested	Market Value of Shares or Units of Stock That Have Not Vested	Equity Incentive Plan Awards: Number of Unearned Shares, Units or other Rights That Have Not Vested	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or other Rights That Have Not Vested
Walter Woltosz	20,000	60,000	0	$3.25	12/19/2016	0	$0.00	0	$0.00
	6000	6,000	0	$3.27	11/30/2015	0	$0.00	0	$0.00
	0	20,000	0	$5.06	9/10/2017	0	$0.00	0	$0.00
Total	26,000	86,000	0			0	$0.00	0	$0.00
John DiBella	4,000	1,000	0	$1.00	4/7/2019	0	$0.00	0	$0.00
	4,500	0	0	$1.11	6/22/2015	0	$0.00	0	$0.00
	8,000	0	0	$1.13	7/20/2016	0	$0.00	0	$0.00
	2,000	400	0	$3.02	1/21/2018	0	$0.00	0	$0.00
Total	18,500	1,000	0			0	$0.00	0	$0.00
Momoko Beran	24,000	6,000	0	$1.00	4/7/2019	0	$0.00	0	$0.00
	20,000	0	0	$1.11	6/22/2015	0	$0.00	0	$0.00
	40,000	0	0	$1.13	7/20/2016	0	$0.00	0	$0.00
	10,000	0	0	$3.02	1/21/2018	0	$0.00	0	$0.00
Total	94,000	6,000	0			0	$0.00	0	$0.00
Michael Bolger	24,000	6,000	0	$1.00	4/7/2019	0	$0.00	0	$0.00
	12,000	0	0	$1.11	6/22/2015	0	$0.00	0	$0.00
	8,000	0	0	$3.02	1/21/2018	0	$0.00	0	$0.00
Total	34,000	6,000	0			0	$0.00	0	$0.00
Robert Clark	0	20,000	0	$2.49	4/19/2020	0	$0.00	0	$0.00
Total	0	20,000	0			0	$0.00	0	$0.00

Grand Total	172,500	119,000	0			0	$0.00	0	$0.00
(a)	Stock options vest over 5 years – 20% vesting on each anniversary of the date of grant, with a 10-year term, except for the option of Mr. Woltosz. His options vest over 3 years – 40%, 30%, and 30%, with 5-year term.

25

Option Exercised and Stock Vested

The following table sets forth information for the Named Executive Officers for the fiscal year ended August 31, 2013, regarding exercises of stock options and stock awards vested.

Options Exercised and Stock Vested
Name	Option Awards		Stock Awards
	Number of Shares Acquired on Exercise (a)	Value Realized on Exercise	Number of Shares Acquired on Vesting	Value Realized on Vesting
Walter Woltosz	128,000	$285,720	0	$0.00
Virginia Woltosz	0	$0.00	0	$0.00
Momoko Beran	0	$0.00	0	$0.00
John DiBella	5000	$15,800	0	$0.00
Michael Bolger	12000	$37,920	0	$0.00
Robert Clark	30,000	$30,200	0	$0.00
Total	165,000	$369,640	0	$0.00

(a) The value realized represents the difference between the aggregate closing price of the shares on the date of exercise less the aggregate exercise price paid.

Equity Compensation Plan Information

The following table provides a summary of Equity Compensation Plan Information at August 31, 2013.

Equity Compensation Plan Information (1)
Plan category	Number of securities to be issued upon exercise of outstanding options, warrants and rights	Weighted-average exercise price of outstanding options, warrants and rights	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a))
	(a)	(b)	(c)
Equity compensation plans approved by security holders	580,600	$ 1.98	290,700
Equity compensation plans not approved by security holders	0	0	0
Total	580,600		290,700
(1)	The Company is authorized to issue stock options under the following compensation arrangements:
(i)	4,000 shares per year per person to Directors as a part of their annual stipends; and
(ii)	50 shares for each $1,000 of net income before taxes at the end of each fiscal year (up to a maximum of 120,000 options) to the CEO over the term of his employment agreement ending August 31, 2013. The maximum for his current employment agreement ending August 31, 2014 is 20,000 options.

Interest of Certain Persons in Matters to be Acted Upon

None of our directors, nominees for director, executive officers or their associates have any interest, direct or indirect, by security holdings or otherwise, in any of the matters to be approved by the shareholders as described in this Proxy Statement.

26

HOUSEHOLDING OF PROXY MATERIALS

ANNUAL REPORT

THE COMPANY WILL PROVIDE, WITHOUT CHARGE, A COPY OF ITS ANNUAL REPORT ON FORM 10-K, INCLUDING FINANCIAL STATEMENTS AND RELATED FINANCIAL STATEMENT SCHEDULES, AS FILED WITH THE SEC, UPON WRITTEN OR ORAL REQUEST.

For documents relating to Simulations Plus, Inc., direct requests to:

Simulations Plus, Inc.
42505 10th Street West

Lancaster, CA 93534

(661) 723-7723

Attn: Renee Bouche

The SEC has adopted rules that permit companies and intermediaries (e.g., brokers) to satisfy the delivery requirements for proxy statements and annual reports with respect to two or more shareholders sharing the same address by delivering a single proxy statement addressed to those shareholders. This process, which is commonly referred to as “householding,” potentially means extra convenience for shareholders and cost savings for companies.

We have adopted householding for our Shareholders who share an address. If you reside at the same address as another Shareholder of the Company, and wish to receive a separate copy of the applicable materials, you may do so by making a written or oral request to: Renee Bouche, Simulations Plus, Inc., at 42505 10th Street West, Lancaster, CA 93534, or call (661) 723-7723. Upon your request, we will promptly deliver a separate copy to you.

Some brokers household proxy materials, delivering a single proxy statement or notice to multiple shareholders sharing an address unless contrary instructions have been received from the affected shareholders. Once you have received notice from your broker that they will be householding materials to your address, householding will continue until you are notified otherwise or until you revoke your consent. If, at any time, you no longer wish to participate in householding and would prefer to receive a separate proxy statement or notice, please notify your broker directly.

Any shareholders who share the same address and currently receive multiple copies of our proxy statements and annual reports, as applicable, and who wish to receive only one copy in the future may contact their bank, broker, or other holder of record, or the Company at the contact information listed above, to request information about householding.

SHAREHOLDER COMMUNICATIONS

Shareholders are encouraged to contact the Company with any requests for information or to communicate with the Board via telephone, mail, or through our web site investor information request form at: http://www.simulations-plus.com/InvestorForm.aspx or through the general information request page: http://www.simulations-plus.com/contact.aspx.

27

SHAREHOLDER PROPOSALS

Under certain circumstances, our Shareholders are entitled to present proposals at Shareholder meetings. Shareholders of the Company who intend to submit proposals, including proposals for director nominees, to the Company’s Shareholders at the 2015 Annual Meeting of Shareholders must submit such proposals to the Company no later than one hundred twenty (120) calendar days before the date of this Proxy Statement is released to Shareholders (expected to be approximately September 5, 2014), unless the date of the 2015 Annual Meeting of the Shareholders has been changed by more than thirty (30) days from the corresponding month and day of the 2014 Annual Meeting of Shareholders, in which case the deadline is a reasonable time before we begin to print and send our proxy materials in order for them to be included in our proxy materials for such meeting. Proposals received by the Company after such date will be considered untimely. Shareholder proposals should be directed to the attention of the Corporate Secretary of the Company, Virginia Woltosz, at 42505 10th Street West, Lancaster, California 93534. The submission by a Shareholder of a proposal does not guarantee that it will be included in the proxy statement. Shareholder proposals are subject to certain regulations and requirements under the federal securities laws.

Shareholders who intend to submit proposals to the Company’s Shareholders at the 2015 Annual Meeting of Shareholders but intend to submit such proposals on their own, either from the floor or through their own proxy statement and proxy, must, in order for such matters to be voted upon by the Company’s Shareholders, give notice of such to the management of the Company by forty-five (45) calendar days before the date this Proxy Statement is released to Shareholders for the prior year (expected to be approximately November 22, 2014), unless the corresponding date of the 2015 Annual Meeting of the Shareholders has been changed by more than thirty (30) days from the month and day of the 2014 Annual Meeting of Shareholders, in which case the deadline is a reasonable time before we begin to print and send our Proxy materials. The persons named as proxies for the 2014 Annual Meeting of Shareholders will have discretionary authority to vote on any Shareholder proposal not included in the Company’s proxy materials for the meeting, unless the Company receives notice of the proposal within such forty-five (45)-day period. If proper notice is received by that date, the proxy holders will not have discretionary voting authority except as provided in federal regulations governing shareholder proposals.

OTHER MATTERS

The Board knows of no other matters to be presented at the Meeting other than those described above. However, if any other matters properly come before the Meeting, it is intended that any shares voted by proxy will be voted in the discretion of the Board.

28

Proxy

Solicited by the Board of Directors of Simulations Plus, Inc. -- Meeting of Shareholders -- February 25, 2014.

The undersigned hereby appoints Walter S. Woltosz and John Kneisel, or either of them, attorneys and proxies for the undersigned, with full power of substitution, for and in the name, place, and stead of the undersigned, to represent and vote, as designated below, all shares of stock of Simulations Plus, Inc., a California corporation, held of record by the undersigned on December 31, 2013, at the Annual Meeting of the Shareholders to be held at 42505 10th Street West, Lancaster, California at 2:00 p.m. Pacific Standard Time on February 25, 2014, or at any adjournment or postponement of such meeting, in accordance with and as described in the Notice of Meeting of Shareholders and Proxy Statement. If no direction is given, this proxy will be voted FOR Proposals 1, 2, and 3, and in the discretion of the proxy as to such other matters as may properly come before the meeting.

[X] Please mark the votes as in this example.

The Board of Directors recommends a vote for Proposals 1, 2, and 3.

1. Election of Directors

Nominees: Walter S. Woltosz, Virginia E. Woltosz, Dr. David Z. D’Argenio, Harold W. Rosenberger, and Dr. David Ralph.

FOR [_] WITHHELD [_]

FOR all nominees except [ ] ___________________________________________________________

2. Ratification of selection of Rose, Snyder, and Jacobs CPA’s as the Independent Registered Public Accounting Firm

FOR [_] AGAINST [_] ABSTAIN [_]

3. Amendment to 2007 Stock Option Plan

FOR [_] AGAINST [_] ABSTAIN [_]

4. Approval on an advisory, non-binding basis of Named Executive Officers compensation

FOR [_] AGAINST [_] ABSTAIN [_]

5. Approval on an advisory, non-binding basis of the frequency of the shareholder advisory vote on Named Executive Officers compensation

ONE YEAR [_] TWO YEARS [_] THREE YEARS [_] ABSTAIN [_]

The undersigned hereby revokes any proxy or proxies heretofore given to vote upon or act with respect to such stock and hereby ratifies all that the proxies, their substitutes, or any of them, may lawfully do by virtue hereof.

Please sign exactly as your name appears on the address label affixed hereto. If acting as attorney, executor, trustee, or in other representative capacity, sign name and title.

Date:

Signature:

Signature if held jointly:

29

APPENDIX A

2007 STOCK OPTION PLAN, AS AMENDED

A-1

Simulations Plus, Inc.

2007 STOCK OPTION PLAN

(Effective as of February 23, 2007)

(Amended December 6, 2013)

A-2

A-3

ARTICLE 3 PLAN ADMINISTRATION		5
3.1	Procedure.	5
3.2	Powers of the Administrator	6
3.3	Effect of Administrator’s Decision	7

ARTICLE 4 STOCK SUBJECT TO THE PLAN		7
4.1	Stock Subject to the Plan	7
4.2	Lapsed Awards	8
4.3	Adjustments for Changes in Capitalization and Similar Events	8
4.4	Substitute Awards	9

ARTICLE 5 PARTICIPATION		9
5.1	Eligibility	9
5.2	Termination of Participation	9

ARTICLE 6 STOCK OPTIONS		9
6.1	Option Grant	9
6.2	Exercise Price	10
6.3	Waiting Period and Exercise Dates	10
6.4	Exercise of Option.	10
6.5	Form of Consideration	12
6.6	Promissory Note	12

ARTICLE 7 RESTRICTED STOCK		13
7.1	Grant of Restricted Stock	13
7.2	Restricted Stock Agreement	13
7.3	Transferability	13
7.4	Other Restrictions	13
7.5	Removal of Restrictions	13
7.6	Voting Rights	13
7.7	Dividends and Other Distributions	13
7.8	Return of Restricted Stock to Corporation	13

ARTICLE 8 UNRESTRICTED STOCK		14

ARTICLE 9 STOCK APPRECIATION RIGHTS		14
9.1	Grant of SARs	14
9.2	Number of Shares	14
9.3	Exercise Price and Other Terms	14
9.4	SAR Agreement	14
9.5	Expiration of SARs	14
9.6	Payment of SAR Amount	14
9.7	Buyout Provisions	14

ARTICLE 10 PERFORMANCE UNITS AND PERFORMANCE SHARES		14
10.1	Grant of Performance Units/Shares	14
10.2	Value of Performance Units/Shares	15
10.3	Performance Objectives and Other Terms	15
10.4	Earning of Performance Units/Shares	15
10.5	Form and Timing for Payment of Performance Units/Shares	15
10.6	Cancellation of Performance Units/Shares	15

A-4

ARTICLE 11 RESTRICTED STOCK UNITS		15

ARTICLE 12 OTHER STOCK BASED AWARDS		15

ARTICLE 13 DISSOLUTION OR LIQUIDATION; OR CHANGE IN CONTROL		16
13.1	Dissolution or Liquidation	16
13.2	Change in Control.	16

ARTICLE 14 MISCELLANEOUS PROVISIONS		18
14.1	No Uniform Rights to Awards	18
14.2	Share Certificates	18
14.3	No Rights as a Service Provider	18
14.4	No Rights as Shareholder	18
14.5	No Trust or Fund Created	18
14.6	No Fractional Shares	18
14.7	Requirement of Consent and Notification of Election Under Code § 83(b) or Similar Provision	18
14.8	Requirement of Notification Upon Disqualifying Disposition Under Code § 421(b)	19
14.9	Leaves of Absence	19
14.10	Notices	19
14.11	Non-Transferability of Awards	19
14.12	Date of Grant	19
14.13	Amendment and Termination of Plan.	19
14.14	Conditions Upon Issuance of Shares.	20
14.15	Severability	20
14.16	Inability to Obtain Authority	20
14.17	Shareholder Approval	20
14.18	Governing Law	21

A-v

Simulations Plus, Inc.

2007 STOCK OPTION PLAN

ARTICLE 1
PURPOSE OF THE PLAN

The purpose of this Simulations Plus, Inc. 2007 Stock Option Plan is to promote the interests of Simulations Plus, Inc. and its shareholders by: (i) attracting and retaining exceptional Directors, Employees and Consultants (including prospective Directors, Employees and Consultants) of the Corporation, and (ii) enabling such individuals to participate in the long-term growth and financial success of the Corporation.

Accordingly, the Plan provides for the granting of Incentive Stock Options, Non-Qualified Stock Options, Restricted Stock Awards, Unrestricted Stock Awards, Restricted Stock Units, Stock Appreciation Rights, Performance Unit Awards, Performance Share Awards, and Other Stock Based Awards.

ARTICLE 2
DEFINITIONS

2.1            “Administrator” means the Board, the Committee, or any Officer or Employee of the Corporation to whom the Board or the Committee has delegated authority to administer the Plan.

2.2            “Affiliate” means a “parent” or “subsidiary” corporation as defined in Code §§ 424(e) and (f), or that the Board has designated as participating in the Plan.

2.3            “Applicable Laws” means the requirements relating to the administration of equity-based awards or equity compensation plans under U.S. federal and state laws, the Code, any stock exchange or quotation system on which the Common Stock is listed or quoted, and the applicable laws of any foreign country or jurisdiction where Awards are, or will be, granted under the Plan.

2.4            “Award” means, individually or collectively, a grant under the Plan of Incentive Stock Options, Non-Qualified Stock Options, Restricted Stock Awards, Unrestricted Stock Awards, Restricted Stock Units, Stock Appreciation Rights, Performance Unit Awards, Performance Share Awards or Other Stock Based Awards.

2.5            “Award Agreement” means the written or electronic agreement setting forth the terms and provisions applicable to each Award granted under the Plan. The Award Agreement is subject to the terms and conditions of the Plan.

2.6            “Awarded Stock” means the Common Stock subject to an Award.

2.7            “Beneficially Owned” and “Beneficial Ownership” means as set forth in Rule 13d-3 of the Exchange Act, provided that the exercise of voting rights by a nominee or proxy holder of the Board in connection with a meeting or proposed action by shareholders of the Corporation shall not be deemed to constitute such ownership and any ownership or voting power of the trustee under an employee benefit plan of the Corporation shall not be deemed to constitute such ownership.

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2.8            “Board” means the Board of Directors of the Corporation.

2.9            “Change in Control” means, unless otherwise defined under Code § 409A and reflected in the Award Agreement, the occurrence of any of the following events:

(a)             the shareholders of the Corporation approve a merger or consolidation of the Corporation with any other entity such that after the transaction more than 50% of the outstanding “Voting Securities” (defined as securities the holders of which are entitled to vote for the election of Directors) of the surviving entity would be Beneficially Owned by “Persons” (as such term is used in §§ 13(d) and 14(d) of the Exchange Act) who did not Beneficially Own “Voting Securities” of the Corporation prior to the transaction;

(b)            Directors who were members of the Board immediately prior to a meeting of the shareholders of the Corporation which meeting involves a contest for the election of at least one directorship, do not constitute at least a majority of the Directors following such meeting or election;

(c)             an acquisition, directly or indirectly, of more than 50% of the outstanding shares of any class of “Voting Securities” of the Corporation by any “Person;”

(d)            the shareholders of the Corporation approve a sale of all or substantially all of the assets of the Corporation or the liquidation of the Corporation; OR

(e)             there is a change, during any period of two consecutive years or less of a majority of the Board as constituted as of the beginning of such period, unless the election of each Director who is not a Director at the beginning of such period was approved by a vote of at least two-thirds of the Directors then in office who were Directors at the beginning of the period.

Notwithstanding the foregoing, a Change in Control shall not be deemed to have occurred in the event the Corporation forms a holding company as a result of which the holders of the Corporation’s “Voting Securities” immediately prior to the transaction, hold, in approximately the same relative proportions as they held prior to the transaction, substantially all of the “Voting Securities” of a holding company owning all of the Corporation’s “Voting Securities” after the completion of the transaction.

2.10         “Code” means the Internal Revenue Code of 1986, as amended, and the Treasury regulations promulgated thereunder. Any reference to a section of the Code herein will be a reference to any successor or amended section of the Code.

2.11         “Committee” means a committee of Directors or other individuals satisfying Applicable Laws and appointed by the Board in accordance with Article 3 of the Plan. If the Committee is comprised of two Directors, both Directors shall be “non-employee directors” as that term is defined in Rule 16b-3.

2.12         “Common Stock” means the Common Stock of the Corporation, or in the case of Awards not based on Shares, the cash equivalent thereof.

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2.13         “Consultant” means any person, including an advisor, engaged by the Corporation or an Affiliate to render services to such entity.

2.14         “Corporation” means Simulations Plus, Inc., a California corporation.

2.15         “Director” means a member of the Board.

2.16         “Disability” means, unless otherwise defined under Code § 409A and reflected in the Award Agreement, total and permanent disability as defined in Code § 22(e)(3), provided that in the case of Awards other than Incentive Stock Options, the Administrator in its discretion may determine whether a permanent and total disability exists in accordance with uniform and non-discriminatory standards adopted by the Administrator from time to time.

2.17         “Effective Date” means as of February 23, 2007, provided that the Plan as amended and restated is approved by the shareholders of the Corporation on or within 12 months of such date.

2.18         “Employee” means any person, including Officers and Directors, employed by the Corporation or an Affiliate. Neither service as a Director nor payment of a director’s fee by the Corporation will be sufficient to constitute “employment” by the Corporation.

2.19         “Exchange Act” means the Securities Exchange Act of 1934, as amended.

2.20         “Exchange Program” means a program under which (i) outstanding Awards are surrendered or cancelled in exchange for Awards of the same type (which may have lower exercise prices and different terms), Awards of a different type, and/or cash; or (ii) the exercise price of an outstanding Award is reduced. The terms and conditions of any Exchange Program will be determined by the Administrator in its sole discretion.

2.21         “Fair Market Value” means, as of any date and unless the Administrator determines otherwise, the value of Common Stock determined as follows:

(a)             If the Common Stock is listed on any established stock exchange or a national market system, including without limitation the American Stock Exchange, the NASDAQ National Market or the NASDAQ SmallCap Market of the NASDAQ Stock Market, its Fair Market Value will be the closing sales price for such stock (or the closing bid, if no sales were reported) as quoted on such exchange or system for the day of determination, as reported in The Wall Street Journal or such other source as the Administrator deems reliable;

(b)            If the Common Stock is regularly quoted by a recognized securities dealer but selling prices are not reported, the Fair Market Value of a Share of Common Stock will be the mean between the high bid and low asked prices for the Common Stock for the day of determination, as reported in The Wall Street Journal or such other source as the Administrator deems reliable; or

(c)             In the absence of an established market for the Common Stock, the Fair Market Value will be determined in good faith by the Administrator.

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Notwithstanding the preceding, for federal, state, and local income tax reporting purposes and for such other purposes as the Administrator deems appropriate, the Fair Market Value shall be determined by the Administrator in accordance with uniform and nondiscriminatory standards adopted by it from time to time.

2.22         “Fiscal Year” means the fiscal year of the Corporation.

2.23         “Incentive Stock Option” means an Option intended to qualify as an incentive stock option within the meaning of Code § 422 and the Treasury regulations promulgated thereunder.

2.24         “Non-Qualified Stock Option” means an Option that by its terms does not qualify or is not intended to qualify as an Incentive Stock Option.

2.25         “Officer” means a person who is an officer of the Corporation within the meaning of § 16 of the Exchange Act and the rules and regulations promulgated thereunder.

2.26         “Option” means an Incentive Stock Option or a Non-Qualified Stock Option or both, as the context requires.

2.27         “Other Stock Based Awards” means any other awards not specifically described in the Plan that are valued in whole or in part by reference to, or are otherwise based on, Shares and are created by the Administrator pursuant to Article 12.

2.28         “Outside Director” means a Director who either: (i) is not a current Employee of the Corporation or an “affiliated corporation” (within the meaning of the Treasury regulations promulgated under Code § 162(m)), is not a former employee of the Corporation or an “affiliated corporation” receiving compensation for prior services (other than benefits under a tax qualified retirement plan), was not an officer of the Corporation or an “affiliated corporation” at any time, and is not currently receiving direct or indirect remuneration (within the meaning of the Treasury regulations promulgated under Code § 162(m)) from the Corporation or an “affiliated corporation” for services in any capacity other than as a Director; or (ii) is otherwise considered an “outside director” for purposes of Code § 162(m).

2.29         “Participant” means the holder of an outstanding Award granted under the Plan.

2.30         “Performance Share” means, pursuant to Article 10, an Award granted to a Service Provider under which, upon the satisfaction of predetermined individual or Corporation performance goals and/or objectives, shares of Common Stock are paid to the Participant.

2.31         “Performance Unit” means, pursuant to Article 10, an Award granted to a Service Provider under which, upon the satisfaction of predetermined individual or Corporation performance goals and/or objectives, a cash payment shall be paid to the Participant based on the number of “units” awarded to the Participant. For this purpose, the term “unit” means bookkeeping units, each of which represents such monetary amount as shall be designated by the Administrator in each Award Agreement.

2.32         “Period of Restriction” means the period during which the transfer of Shares of Restricted Stock are subject to restrictions. Such restrictions may be based on the passage of time, the achievement of target levels of performance, or the occurrence of other events as determined by the Administrator.

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2.33         “Plan” means this Simulations Plus, Inc. 2007 Stock Option Plan, as amended from time to time.

2.34         “Restricted Stock” means shares of Common Stock issued pursuant to a Restricted Stock Award under the Plan or issued pursuant to the early exercise of an Option.

2.35         “Restricted Stock Unit” means an Award that the Administrator permits to be paid in installments or on a deferred basis, and that represents an unfunded and unsecured promise to deliver Shares, cash, other securities, other Awards or other property in accordance with the terms of the applicable Award Agreement.

2.36         “Rule 16b-3” means Rule 16b-3 of the Exchange Act or any successor to Rule 16b-3, as in effect when discretion is being exercised with respect to the Plan.

2.37         “Section 16(b)” means Section 16(b) of the Exchange Act.

2.38         “Service Provider” means an Employee, Director or Consultant.

2.39         “Share” means a share of the Common Stock, as adjusted in accordance with Section 4.3 and Article 13 of the Plan.

2.40         “Stock Appreciation Right” or “SAR” means an Award that is designated as a SAR, and represents an unfunded and unsecured promise to deliver Shares, cash, other securities, other Awards or other property equal in value to the excess, if any, of the Fair Market Value per Share over the exercise price per Share of the SAR, subject to the terms of the applicable Award Agreement.

2.41         “Unrestricted Stock” means as defined in Article 8 of the Plan.

ARTICLE 3
PLAN ADMINISTRATION

3.1            Procedure.

(a)             Board’s Delegation. The Board may delegate administration of the Plan to a Committee(s). If administration is delegated to a Committee, the Committee shall have, in connection with the administration of the Plan, the powers possessed by the Board, subject, however, to such resolutions, not inconsistent with the provisions of this Plan, as may be adopted from time to time by the Board. The Board may abolish the Committee at any time and revest in the Board the administration of the Plan. Different Committees with respect to different groups of Service Providers may administer the Plan.

(b)            Code § 162(m). To the extent that the Administrator determines it to be desirable and necessary to qualify Awards granted hereunder as “performance-based compensation” within the meaning of Code § 162(m), the Plan will be administered by a Committee of two or more Outside Directors.

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(c)             Rule 16b-3. To the extent desirable to qualify transactions hereunder as exempt under Rule 16b-3, the transactions contemplated hereunder will be structured to satisfy the requirements for exemption under Rule 16b-3.

(d)            Other Administration. Other than as provided above, the Plan will be administered by: (i) the Board, or (ii) a Committee, which committee will be constituted to satisfy Applicable Laws.

(e)             Delegation of Authority for Day-to-Day Administration. Except to the extent prohibited by Applicable Law, the Administrator may delegate to one or more individuals the day-to-day administration of the Plan and any of the functions assigned to it in this Plan. Such delegation may be revoked at any time.

3.2            Powers of the Administrator. Subject to the provisions of the Plan, and in the case of a Committee, subject to the specific duties delegated by the Board to such Committee, the Administrator will have the authority, in its discretion:

(a)             To determine the Fair Market Value.

(b)            To select the Service Providers to whom Awards may be granted hereunder.

(c)             To determine the number of Shares to be covered by each Award granted hereunder.

(d)            To approve forms of agreement for use under the Plan.

(e)             To determine the terms and conditions, not inconsistent with the terms of the Plan, of any Award granted hereunder. Such terms and conditions include, but are not limited to, the exercise price, the time or times when Awards may be exercised (which may be based on performance criteria), any vesting acceleration or waiver of forfeiture or repurchase restrictions, and any restriction or limitation regarding any Award or the Shares relating thereto, based in each case on such factors as the Administrator will determine in its sole discretion.

(f)             To reduce the exercise price of any Award to the then current Fair Market Value if the Fair Market Value of the Common Stock covered by such Award shall have declined since the date the Award was granted.

(g)            To institute an Exchange Program.

(h)            To construe and interpret the terms of the Plan and Awards granted pursuant to the Plan, and to establish, amend and revoke rules and regulations for its administration.

(i)              To prescribe, amend and rescind rules and regulations relating to the Plan, including rules and regulations relating to sub-plans established for the purpose of satisfying applicable foreign laws and/or qualifying for preferred tax treatment under applicable foreign tax laws.

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(j)              To modify or amend each Award (subject to Section 14.13(c) of the Plan), including the discretionary authority to extend the post-termination exercise period of Awards longer than is otherwise provided for in the Plan.

(k)            To allow Participants to satisfy withholding tax obligations by electing to have the Corporation withhold from the Shares or cash to be issued upon exercise or vesting of an Award that number of Shares or cash having a Fair Market Value equal to the minimum amount required to be withheld. The Fair Market Value of any Shares to be withheld will be determined on the date that the amount of tax to be withheld is to be determined. All elections by a Participant to have Shares or cash withheld for this purpose will be made in such form and under such conditions as the Administrator may deem necessary or advisable.

(l)              To authorize any person to execute on behalf of the Corporation any instrument required to affect the grant of an Award previously granted by the Administrator.

(m)          To allow a Participant to defer the receipt of the payment of cash or the delivery of Shares that would otherwise be due to such Participant under an Award.

(n)            To determine whether Awards will be settled in Shares, cash or in any combination thereof.

(o)            To create Other Stock Based Awards for issuance under the Plan.

(p)            To establish a program whereby Service Providers designated by the Administrator can reduce compensation otherwise payable in cash in exchange for Awards under the Plan.

(q)            To impose such restrictions, conditions or limitations as it determines appropriate as to the timing and manner of any resales by a Participant or other subsequent transfers by the Participant of any Shares issued as a result of or under an Award, including without limitation, (i) restrictions under an insider trading policy, and (ii) restrictions as to the use of a specified brokerage firm for such resales or other transfers. AND

(r)             To make all other determinations deemed necessary or advisable for administering the Plan.

3.3            Effect of Administrator’s Decision. The Administrator’s decisions, determinations and interpretations will be final and binding on all Participants and any other holders of Awards.

ARTICLE 4
STOCK SUBJECT TO THE PLAN

4.1            Stock Subject to the Plan. Subject to the provisions of this Article 4 and Article 13 of the Plan, the maximum aggregate number of Shares that may be issued under the Plan is 2,000,000, of which the maximum number of Shares that may be delivered pursuant to Incentive Stock Options granted under the Plan shall be 2,000,000. The Shares may be authorized and unissued, or reacquired Common Stock. Shares shall not be deemed to have been issued pursuant to the Plan with respect to any portion of an Award that is paid in cash. Upon payment in Shares pursuant to the exercise of an Award, the number of Shares available for issuance under the Plan shall be reduced only by the number of Shares actually issued in such payment. If a Participant pays the exercise price (or purchase price, if applicable) of an Award through the tender of Shares, or if Shares are tendered or withheld to satisfy any Corporation withholding obligations, the number of Shares so tendered or withheld shall again be available for issuance pursuant to future Awards under the Plan.

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4.2            Lapsed Awards. If any outstanding Award expires or is terminated or canceled without having been exercised or settled in full, or if Shares acquired pursuant to an Award subject to forfeiture or repurchase are forfeited or repurchased by the Corporation, the Shares allocable to the terminated portion of such Award or such forfeited or repurchased Shares shall again be available for grant under the Plan.

4.3            Adjustments for Changes in Capitalization and Similar Events. In the event that any dividend or other distribution (whether in the form of cash, Shares, other securities or other property), recapitalization, stock split, reverse stock split, reorganization, merger, consolidation, split-up, spin-off, combination, change in corporate structure or other transaction not involving the receipt of consideration by the Company, then the Administrator shall:

(a)             appropriately adjust any or all of (i) the number of Shares or other securities of the Company (or number and kind of other securities or property) with respect to which Awards may be granted, including (1) the aggregate number of Shares that may be delivered pursuant to Awards granted under the Plan, and the maximum number of Shares that may be delivered pursuant to Incentive Stock Options granted under the Plan, as provided in Section 4.1 of the Plan, and (2) the maximum number of Shares or other securities of the Company (or number and kind of other securities or property) with respect to which Awards may be granted to any Participant in any fiscal year of the Company, and (ii) the terms of any outstanding Award, including (1) the number of Shares or other securities of the Company (or number and kind of other securities or property) subject to outstanding Awards or to which outstanding Awards relate, and (2) the exercise price with respect to outstanding Awards; OR

(b)            if required under the terms of an Award, make provision for a cash payment to the holder of an outstanding Award in consideration for the cancellation of such Award, including, in the case of an outstanding Option or SAR, a cash payment to the holder of such Option or SAR in consideration for the cancellation of such Option or SAR in an amount equal to the excess, if any, of the Fair Market Value (as of a date specified by the Administrator) of the Shares subject to such Option or SAR over the aggregate exercise price of such Option or SAR (it being understood that, in such event, any Option or SAR having a per Share exercise price equal to, or in excess of, the Fair Market Value of a Share subject to such Option or SAR may be cancelled and terminated without any payment or consideration therefore).

Such adjustments made by the Administrator shall be final, binding and conclusive. Any Shares issuable as a result of any such adjustment shall be rounded to the next lower whole Share; no fractional Shares shall be issued. At all times the conversion of any convertible securities of the Company shall not be treated as a “transaction not involving the receipt of consideration by the Company.”

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4.4            Substitute Awards. Awards may, in the discretion of the Administrator, be granted under the Plan in assumption of, or in substitution for, outstanding awards previously granted by the Corporation and any Affiliate or a company acquired by the Corporation or with which the Corporation combines (“Substitute Awards”). The number of Shares underlying any Substitute Awards shall be counted against the aggregate number of Shares available for Awards under the Plan; provided, however, that Substitute Awards issued in connection with the assumption of, or in substitution for, outstanding awards previously granted by an entity that is acquired by the Corporation or its Affiliate through a merger or acquisition shall not be counted against the aggregate number of Shares available for Awards under the Plan; provided further, however, that Substitute Awards issued in connection with the assumption of, or in substitution for, outstanding stock options intended to qualify for special tax treatment under Code §§ 421 and 422 that were previously granted by an entity that is acquired by the Corporation or an Affiliate through a merger or acquisition shall be counted against the aggregate number of Shares available for Incentive Stock Options under the Plan.

ARTICLE 5
PARTICIPATION

5.1            Eligibility. Any Director, Employee or Consultant (including any prospective Director, Employee or Consultant) of the Corporation and any Affiliate shall be eligible to be designated a Participant in the Plan for purposes of receiving Awards. However, Incentive Stock Options may be granted only to Employees.

5.2            Termination of Participation. If a Participant is no longer a Service Provider due to a termination for “Cause,” then all Awards granted to the Participant shall expire upon the earlier of: (i) the date of the occurrence giving rise to such termination, or (ii) the natural expiration of the Award according to its underlying terms. Thereafter, the Participant shall have no rights with respect to any Awards under the Plan.

(a)             Defining “Cause.” For purposes of the Plan, “Cause” shall mean a Participant’s personal dishonesty; misconduct; breach of fiduciary duty; incompetence; intentional failure to perform stated obligations; willful violation of any law, rule, regulation or final cease and desist order; or any material breach of any provision of this Plan, Award Agreement, or any employment agreement.

ARTICLE 6
STOCK OPTIONS

6.1            Option Grant. Subject to the provisions of the Plan, the Administrator shall have sole and plenary authority to determine the Participants to whom Options shall be granted, the number of Shares to be covered by each Option, whether the Option will be an Incentive Stock Option or a Non-Qualified Stock Option and the conditions and limitations applicable to the vesting and exercise of the Option. However, no Participant shall be granted more than 50,000 Options in any calendar year. In the case of Incentive Stock Options, the terms and conditions of such grants shall be subject to and comply with such rules as may be prescribed by Code § 422 and any regulations related thereto, as may be amended from time to time. All Options granted under the Plan shall be Non-Qualified Stock Options unless the applicable Award Agreement expressly states that the Option is intended to be an Incentive Stock Option. If an Option is intended to be an Incentive Stock Option, and if for any reason such Option (or any portion thereof) shall not qualify as an Incentive Stock Option, then, to the extent of such non-qualification, such Option (or portion thereof) shall be regarded as a Non-Qualified Stock Option appropriately granted under the Plan, provided that such Option (or portion thereof) otherwise complies with the Plan’s requirements relating to Non-Qualified Stock Options.

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(a)             Term of Option. The term of each Option will be stated in the Award Agreement. In the case of an Incentive Stock Option, the term will be 10 years from the date of grant or such shorter term as may be provided in the Award Agreement. Moreover, in the case of an Incentive Stock Option granted to a Participant who, at the time the Incentive Stock Option is granted, owns stock representing more than 10% of the total combined voting power of all classes of stock of the Corporation or any Affiliate, the term of the Incentive Stock Option will be five years from the date of grant or such shorter term as may be provided in the Award Agreement.

(b)            $100,000 Limitation for Incentive Stock Options. Each Option will be designated in the Award Agreement as either an Incentive Stock Option or a Non-Qualified Stock Option. However, notwithstanding such designation, to the extent the aggregate Fair Market Value of the Shares with respect to which Incentive Stock Options are exercisable for the first time by the Participant during any calendar year (under all plans of the Corporation and any Affiliate) exceeds $100,000, such Options will be treated as Non-Qualified Stock Options. For purposes of this Section 6.1(b), Incentive Stock Options will be taken into account in the order in which they were granted. The Fair Market Value of the Shares will be determined as of the time the Option with respect to such Shares is granted.

6.2            Exercise Price. Except as otherwise established by the Administrator at the time an Option is granted and set forth in the applicable Award Agreement, the exercise price of each Share covered by an Option shall be not less than 100% of the Fair Market Value of such Share (determined as of the date the Option is granted); provided, however, that in the case of an Incentive Stock Option granted to an Employee who, at the time of the grant of such Option, owns stock representing more than 10% of the voting power of all classes of stock of the Corporation and any Affiliate, the per Share exercise price shall be no less than 110% of the Fair Market Value per Share on the date of the grant. Options are intended to qualify as “qualified performance-based compensation” under Code § 162(m).

Notwithstanding the foregoing, Options may be granted with an exercise price of less than 100% of the Fair Market Value per Share on the date of grant if such Option is granted pursuant to an assumption or substitution for another option in a manner satisfying the provisions of Code § 424(a) (involving a corporate reorganization).

6.3            Waiting Period and Exercise Dates. At the time an Option is granted, the Administrator will fix the period within which the Option may be exercised and will determine any conditions that must be satisfied before the Option may be exercised.

6.4            Exercise of Option.

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(a)             Procedure for Exercise; Rights as a Shareholder. Any Option granted hereunder will be exercisable according to the terms of the Plan and at such times and under such conditions as determined by the Administrator and set forth in the Award Agreement. An Option may not be exercised for a fraction of a Share.

An Option will be deemed exercised when the Corporation receives: (i) written or electronic notice of exercise (in accordance with the Award Agreement) from the person entitled to exercise the Option, and (ii) full payment for the Shares with respect to which the Option is exercised. Full payment may consist of any consideration and method of payment authorized by the Administrator and permitted by the Award Agreement and the Plan. Shares issued upon exercise of an Option will be issued in the name of the Participant or, if requested by the Participant, in the name of the Participant and his or her spouse. Until the Shares are issued (as evidenced by the appropriate entry on the books of the Corporation or of a duly authorized transfer agent of the Corporation), no right to vote or receive dividends or any other rights as a shareholder will exist with respect to the Awarded Stock, notwithstanding the exercise of the Option. The Corporation will issue (or cause to be issued) such Shares promptly after the Option is exercised. No adjustment will be made for a dividend or other right for which the record date is prior to the date the Shares are issued, except as provided in Articles 4 and 13 of the Plan or the applicable Award Agreement.

Exercising an Option in any manner will decrease the number of Shares thereafter available for sale under the Option, by the number of Shares as to which the Option is exercised.

(b)            Termination of Relationship as Service Provider. If a Participant ceases to be a Service Provider, other than upon the Participant’s death or Disability, the Participant may exercise his or her Option within such period of time as is specified in the Award Agreement to the extent that the Option is vested on the date of termination (but in no event later than the expiration of the term of such Option as set forth in the Award Agreement). In the absence of a specified time in the Award Agreement, the Option will remain exercisable for three months following the Participant’s termination.

(c)             Disability of Participant. If a Participant ceases to be a Service Provider as a result of the Participant’s Disability, the Participant may exercise his or her Option within such period of time as is specified in the Award Agreement to the extent the Option is vested on the date of termination (but in no event later than the expiration of the term of such Option as set forth in the Award Agreement). In the absence of a specified time in the Award Agreement, the Option will remain exercisable for 12 months following the Participant’s termination.

(d)            Death of Participant. If a Participant dies while a Service Provider, the Option may be exercised following the Participant’s death within such period of time as is specified in the Award Agreement to the extent that the Option is vested on the date of death (but in no event may the option be exercised later than the expiration of the term of such Option as set forth in the Award Agreement), by the Participant’s designated beneficiary, provided such beneficiary has been designated prior to Participant’s death in a form acceptable to the Administrator. If no such beneficiary has been designated by the Participant, then such Option may be exercised by the personal representative of the Participant’s estate or by the person(s) to whom the Option is transferred pursuant to the Participant’s will or in accordance with the laws of descent and distribution. In the absence of a specified time in the Award Agreement, the Option will remain exercisable for 12 months following Participant’s death.

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(e)             Buyout Provisions. The Administrator may at any time offer to buy out for a payment in cash or Shares an Option previously granted based on such terms and conditions as the Administrator shall establish and communicate to the Participant at the time that such offer is made.

(f)             Reversion to Plan. Unless otherwise provided by the Administrator, if on the date of termination, Disability or death as provided in Sections 6.4(b), (c), and (d) of the Plan, Participant is not vested as to his or her entire Option, the Shares covered by the unvested portion of the Option will immediately revert to the Plan following the Participant’s termination, Disability or death. If the Option is not so exercised within the time specified herein, the Option will terminate, and the Shares covered by such Option will revert to the Plan.

6.5            Form of Consideration. The Administrator will determine the acceptable form of consideration for exercising an Option, including the method of payment. In the case of an Incentive Stock Option, the Administrator will determine the acceptable form of consideration at the time of grant. To the extent permitted by Applicable Laws, consideration may consist entirely of:

(a)             cash;

(b)            check;

(c)             promissory note (subject to Section 6.6);

(d)            other Shares which meet the conditions established by the Administrator to avoid adverse accounting consequences (as determined by the Administrator);

(e)             consideration received by the Corporation under a cashless exercise program implemented by the Corporation in connection with the Plan;

(f)             a reduction in the amount of any Corporation liability to the Participant, including any liability attributable to the Participant’s participation in any Corporation-sponsored deferred compensation program or arrangement;

(g)            any combination of the foregoing methods of payment; or

(h)            such other consideration and method of payment for the issuance of Shares to the extent permitted by Applicable Laws.

6.6            Promissory Note. Where applicable and subject to the requirements of Applicable Law, payment of all or part of the purchase price of an Award may be made by delivery of a full recourse promissory note (“Promissory Note”). The Promissory Note shall be executed by the Participant, made payable to the Corporation and bear interest at such rate as the Administrator shall determine, but in no case less than the minimum rate which will not cause under the Code: (i) imputed interest, (ii) original issue discount, or (iii) any other similar result. Unless otherwise determined by the Administrator, interest on the Promissory Note shall be payable in quarterly installments on March 31, June 30, September 30, and December 31 of each calendar year. A Promissory Note shall contain such other terms and conditions as may be determined by the Administrator; provided, however, that the full principal amount of the Promissory Note and all unpaid interest accrued thereon shall be due not later than five years from the date of exercise. The Corporation may obtain from the Participant a security interest in all Awards issued to the Participant under the Plan for the purpose of securing payment under the Promissory Note and may retain possession of, where applicable, the Share certificates in order to perfect its security interest.

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ARTICLE 7
RESTRICTED STOCK

7.1            Grant of Restricted Stock. Subject to the terms and provisions of the Plan, the Administrator, at any time and from time to time, may grant Shares of Restricted Stock to Service Providers in such amounts as the Administrator, in its sole discretion, will determine.

7.2            Restricted Stock Agreement. Each Award of Restricted Stock will be evidenced by an Award Agreement that will specify the Period of Restriction, the number of Shares granted, and such other terms and conditions as the Administrator will determine in its sole discretion. Unless the Administrator determines otherwise, Shares of Restricted Stock will be held by the Corporation as escrow agent until the restrictions on such Shares have lapsed.

7.3            Transferability. Except as provided in this Article 7, Shares of Restricted Stock may not be sold, transferred, pledged, assigned or otherwise alienated or hypothecated until the end of the applicable Period of Restriction.

7.4            Other Restrictions. The Administrator, in its sole discretion, may impose such other restrictions on Shares of Restricted Stock as it may deem advisable or appropriate.

7.5            Removal of Restrictions. Except as otherwise provided in this Article 7, Shares of Restricted Stock covered by each Restricted Stock grant made under the Plan will be released from escrow as soon as practicable after the last day of the Period of Restriction. The Administrator, in its discretion, may accelerate the time at which any restrictions will lapse or be removed.

7.6            Voting Rights. During the Period of Restriction, Service Providers holding Shares of Restricted Stock granted hereunder may exercise full voting rights with respect to those Shares, unless the Administrator determines otherwise.

7.7            Dividends and Other Distributions. During the Period of Restriction, Service Providers holding Shares of Restricted Stock will be entitled to receive all dividends and other distributions paid with respect to such Shares unless otherwise provided in the Award Agreement. If any such dividends or distributions are paid in Shares, the Shares will be subject to the same restrictions on transferability and forfeitability as the Shares of Restricted Stock with respect to which they were paid.

7.8            Return of Restricted Stock to Corporation. On the date set forth in the Award Agreement, the Restricted Stock for which restrictions have not lapsed will revert to the Corporation and again will become available for grant under the Plan.

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ARTICLE 8
UNRESTRICTED STOCK

Pursuant to the terms of the applicable Award Agreement, a Service Provider may be awarded (or sold at a discount) shares of Common Stock that are not subject to a Period of Restriction, in consideration for past services rendered thereby to the Corporation and any Affiliate or for other valid consideration.

ARTICLE 9
STOCK APPRECIATION RIGHTS

9.1            Grant of SARs. Subject to the terms and conditions of the Plan, a SAR may be granted to Service Providers at any time and from time to time as will be determined by the Administrator, in its sole discretion.

9.2            Number of Shares. The Administrator will have sole discretion to determine the number of SARs granted to any Service Provider.

9.3            Exercise Price and Other Terms. The Administrator, subject to the provisions of the Plan, will have sole discretion to determine the terms and conditions of SARs granted under the Plan.

9.4            SAR Agreement. Each SAR grant will be evidenced by an Award Agreement that will specify the exercise price, the term of the SAR, the conditions of exercise, and such other terms and conditions as the Administrator, in its sole discretion, will determine.

9.5            Expiration of SARs. A SAR granted under the Plan will expire upon the date determined by the Administrator, in its sole discretion, and as set forth in the Award Agreement. Notwithstanding the foregoing, the rules of Sections 6.4(b), (c) and (d) will also apply to SARs.

9.6            Payment of SAR Amount. Upon exercise of a SAR, a Participant will be entitled to receive payment from the Corporation an amount determined by multiplying: (i) the difference between the Fair Market Value of a Share on the date of exercise over the exercise price; times (ii) the number of Shares with respect to which the SAR is exercised. At the discretion of the Administrator, the payment upon SAR exercise may be in cash, in Shares of equivalent value, other securities, other Awards, other property or a combination of any of the foregoing.

9.7            Buyout Provisions. The Administrator may at any time offer to buy out for a payment in cash or Shares a SAR previously granted based on such terms and conditions as the Administrator shall establish and communicate to the Participant at the time that such offer is made.

ARTICLE 10
PERFORMANCE UNITS AND PERFORMANCE SHARES

10.1         Grant of Performance Units/Shares. Subject to the terms and conditions of the Plan, Performance Units and Performance Shares may be granted to Service Providers at any time and from time to time, as will be determined by the Administrator, in its sole discretion. The Administrator will have complete discretion in determining the number of Performance Units and Performance Shares granted to each Participant.

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10.2         Value of Performance Units/Shares. Each Performance Unit will have an initial value that is established by the Administrator on or before the date of grant. Each Performance Share will have an initial value equal to the Fair Market Value of a Share on the date of grant.

10.3         Performance Objectives and Other Terms. The Administrator will set performance objectives in its discretion which, depending on the extent to which they are met, will determine the number or value of Performance Units/Shares that will be paid out to the Service Providers. The time period during which the performance objectives must be met will be called the “Performance Period.” Each Award of Performance Units/Shares will be evidenced by an Award Agreement that will specify the “Performance Period,” and such other terms and conditions as the Administrator, in its sole discretion, will determine. The Administrator may set performance objectives based upon the achievement of Corporation-wide, divisional, or individual goals, applicable federal or state securities laws, or any other basis determined by the Administrator in its discretion.

10.4         Earning of Performance Units/Shares. After the applicable “Performance Period” has ended, the holder of Performance Units/Shares will be entitled to receive a payout of the number of Performance Units/Shares earned by the Participant over the “Performance Period,” to be determined as a function of the extent to which the corresponding performance objectives have been achieved. After the grant of a Performance Unit/Share, the Administrator, in its sole discretion, may reduce or waive any performance objectives for such Performance Unit/Share.

10.5         Form and Timing for Payment of Performance Units/Shares. Payment of earned Performance Units/Shares will be made as soon after the expiration of the applicable Performance Period at the time determined by the Administrator. The Administrator, in its sole discretion, may pay earned Performance Units/Shares in the form of cash, in Shares (which have an aggregate Fair Market Value equal to the value of the earned Performance Units/Shares at the close of the applicable Performance Period) or in a combination thereof.

10.6         Cancellation of Performance Units/Shares. On the date set forth in the Award Agreement, all unearned or unvested Performance Units/Shares will be forfeited to the Corporation, and again will be available for grant under the Plan.

ARTICLE 11
RESTRICTED STOCK UNITS

Restricted Stock Units are Awards consisting of Restricted Stock, Performance Shares and/or Performance Units that the Administrator, in its sole discretion permits to be paid out in installments or on a deferred basis, in accordance with rules and procedures established by the Administrator and in conformance with Code § 409A.

ARTICLE 12
OTHER STOCK BASED AWARDS

Other Stock Based Awards may be granted either alone, in addition to, or in tandem with, other Awards granted under the Plan and/or cash awards made outside of the Plan. The Administrator shall have authority to determine the Service Providers to whom and the time or times at which Other Stock Based Awards shall be made, the amount of such Other Stock Based Awards, and all other conditions of the Other Stock Based Awards including any dividend and/or voting rights.

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ARTICLE 13
DISSOLUTION OR LIQUIDATION; OR CHANGE IN CONTROL

13.1         Dissolution or Liquidation. In the event of the proposed dissolution or liquidation of the Corporation, the Administrator will notify each Participant as soon as practicable prior to the effective date of such proposed transaction. The Administrator in its discretion may provide for a Participant to have the right to exercise his or her Award, to the extent applicable, until 10 days prior to such transaction as to all of the Awarded Stock covered thereby, including Shares as to which the Award would not otherwise be exercisable. In addition, the Administrator may provide that any Corporation repurchase option or forfeiture rights applicable to any Award shall lapse 100%, and that any Award vesting shall accelerate 100%, provided the proposed dissolution or liquidation takes place at the time and in the manner contemplated. To the extent it has not been previously exercised or vested, an Award will terminate immediately prior to the consummation of such proposed action.

13.2         Change in Control.

(a)             Options and SARs. In the event of a Change in Control, each outstanding Option and SAR shall be assumed or an equivalent option or SAR substituted by the successor corporation or Affiliate of the successor corporation. With respect to Options and SARs granted to an Outside Director that are assumed or substituted for, if immediately prior to or after the Change in Control the Participant’s status as a Director or a director of the successor corporation, as applicable, is terminated other than upon a voluntary resignation by the Participant, then the Participant shall fully vest in and have the right to exercise such Options and SARs as to all of the Awarded Stock, including Shares as to which it would not otherwise be vested or exercisable. Unless otherwise determined by the Administrator, in the event that the successor corporation refuses to assume or substitute for the Option or SAR, the Participant shall fully vest in and have the right to exercise the Option or SAR as to all of the Awarded Stock, including Shares as to which it would not otherwise be vested or exercisable. If an Option or SAR is not assumed or substituted in the event of a Change in Control, the Administrator shall notify the Participant in writing or electronically that the Option or SAR shall be exercisable for a period of up to 15 days from the date of such notice, and the Option or SAR shall terminate upon the expiration of such period. For the purposes of this paragraph, the Option or SAR shall be considered assumed if, following the Change in Control, the option or stock appreciation right confers the right to purchase or receive, for each Share of Awarded Stock subject to the Option or SAR immediately prior to the Change in Control, the consideration (whether stock, cash, or other securities or property) received in the Change in Control by holders of Common Stock for each Share held on the effective date of the transaction (and if holders were offered a choice of consideration, the type of consideration chosen by the holders of a majority of the outstanding Shares); provided, however, that if such consideration received in the Change in Control is not solely common stock of the successor corporation or its Affiliate, the Administrator may, with the consent of the successor corporation, provide for the consideration to be received upon the exercise of the Option or SAR, for each Share of Awarded Stock subject to the Option or SAR, to be solely common stock of the successor corporation or its Affiliate equal in fair market value to the per share consideration received by holders of Common Stock in the Change in Control. Notwithstanding anything herein to the contrary, an Award that vests, is earned or paid-out upon the satisfaction of one or more performance goals will not be considered assumed if the Corporation or its successor modifies any of such performance goals without the Participant’s consent; provided, however, a modification to such performance goals only to reflect the successor corporation’s post-Change in Control corporate structure will not be deemed to invalidate an otherwise valid Award assumption.

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(b)            Restricted Stock, Unrestricted Stock, Performance Shares, Performance Units, Restricted Stock Units, and Other Stock Based Awards. In the event of a Change in Control, each outstanding Restricted Stock, Unrestricted Stock, Performance Share, Performance Unit, Other Stock Based Award and Restricted Stock Unit awards shall be assumed or an equivalent Restricted Stock, Unrestricted Stock, Performance Share, Performance Unit, Other Stock Based Award and Restricted Stock Unit award substituted by the successor corporation or an Affiliate of the successor corporation. With respect to Awards granted to an Outside Director that are assumed or substituted for, if immediately prior to or after the Change in Control the Participant’s status as a Director or a director of the successor corporation, as applicable, is terminated other than upon a voluntary resignation by the Participant, then the Participant shall fully vest in such Awards, including Shares as to which it would not otherwise be vested. Unless determined otherwise by the Administrator, in the event that the successor corporation refuses to assume or substitute for the Restricted Stock, Unrestricted Stock, Performance Share, Performance Unit, Other Stock Based Award or Restricted Stock Unit award, the Participant shall fully vest in the Restricted Stock, Unrestricted Stock, Performance Share, Performance Unit, Other Stock Based Award or Restricted Stock Unit including as to Shares which would not otherwise be vested. For the purposes of this paragraph, a Restricted Stock, Unrestricted Stock, Performance Share, Performance Unit, Other Stock Based Award and Restricted Stock Unit award shall be considered assumed if following the Change in Control, the award confers the right to purchase or receive, for each Share subject to the Award immediately prior to the Change in Control, the consideration (whether stock, cash, or other securities or property) received in the Change in Control by holders of Common Stock for each Share held on the effective date of the transaction (and if holders were offered a choice of consideration, the type of consideration chosen by the holders of a majority of the outstanding Shares); provided, however, that if such consideration received in the Change in Control is not solely common stock of the successor corporation or its Affiliate, the Administrator may, with the consent of the successor corporation, provide for the consideration to be received, for each Share and each unit/right to acquire a Share subject to the Award, to be solely common stock of the successor corporation or its Affiliate equal in fair market value to the per share consideration received by holders of Common Stock in the Change in Control. Notwithstanding anything herein to the contrary, an Award that vests, is earned or paid-out upon the satisfaction of one or more performance goals will not be considered assumed if the Corporation or its successor modifies any of such performance goals without the Participant’s consent; provided, however, a modification to such performance goals only to reflect the successor corporation’s post-Change in Control corporate structure will not be deemed to invalidate an otherwise valid Award assumption.

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ARTICLE 14
MISCELLANEOUS PROVISIONS

14.1         No Uniform Rights to Awards. The Corporation has no obligation to uniformly treat Participants or holders or beneficiaries of Awards. The terms and conditions of Awards and the Administrator’s determinations and interpretations with respect thereto need not be the same with respect to each Participant and may be made selectively among Participants, whether or not such Participants are similarly situated.

14.2         Share Certificates. All certificates for Shares or other securities of the Corporation or Affiliate delivered under the Plan pursuant to any Award or the exercise thereof shall be subject to such stop transfer orders and other restrictions as the Administrator may deem advisable under the Plan, the applicable Award Agreement or the rules, regulations and other requirements of the SEC, the NYSE or any other stock exchange or quotation system upon which such Shares or other securities are then listed or reported and any applicable Federal or state laws, and the Administrator may cause a legend or legends to be put on any such certificates to make appropriate reference to such restrictions.

14.3         No Rights as a Service Provider. Neither the Plan nor any Award shall confer upon a Participant any right with respect to continuing his or her relationship as a Service Provider, nor shall they interfere in any way with the right of the Participant or the right of the Corporation or its Affiliate to terminate such relationship at any time, with or without cause.

14.4         No Rights as Shareholder. No Participant or holder or beneficiary of any Award shall have any rights as a shareholder with respect to any Shares to be distributed under the Plan until he or she has become the holder of such Shares. In connection with each grant of Restricted Stock, except as provided in the applicable Award Agreement, the Participant shall not be entitled to the rights of a shareholder in respect of such Restricted Shares. Except as otherwise provided in Section 4.3 or the applicable Award Agreement, no adjustments shall be made for dividends or distributions on (whether ordinary or extraordinary, and whether in cash, Shares, other securities or other property), or other events relating to, Shares subject to an Award for which the record date is prior to the date such Shares are delivered.

14.5         No Trust or Fund Created. Neither the Plan nor any Award shall create or be construed to create a trust or separate fund of any kind or a fiduciary relationship between the Corporation or Affiliate, on one hand, and a Participant or any other person, on the other. To the extent that any person acquires a right to receive payments from the Corporation or Affiliate pursuant to an Award, such right shall be no greater than the right of any unsecured general creditor of the Corporation or Affiliate.

14.6         No Fractional Shares. No fractional Shares shall be issued or delivered pursuant to the Plan or any Award, and the Administrator shall determine whether cash, other securities or other property shall be paid or transferred in lieu of any fractional Shares or whether such fractional Shares or any rights thereto shall be cancelled, terminated or otherwise eliminated.

14.7         Requirement of Consent and Notification of Election Under Code § 83(b) or Similar Provision. No election under Code § 83(b) (to include in gross income in the year of transfer the amounts specified in Code § 83(b)) or under a similar provision of law may be made unless expressly permitted by the terms of the applicable Award Agreement or by action of the Administrator in writing prior to the making of such election. If an Award recipient, in connection with the acquisition of Shares under the Plan or otherwise, is expressly permitted under the terms of the applicable Award Agreement or by such Administrator action to make such an election and the Participant makes the election, the Participant shall notify the Administrator of such election within 10 days of filing notice of the election with the IRS or other governmental authority, in addition to any filing and notification required pursuant to regulations issued under Code § 83(b) or other applicable provision.

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14.8         Requirement of Notification Upon Disqualifying Disposition Under Code § 421(b). If any Participant shall make any disposition of Shares delivered pursuant to the exercise of an Incentive Stock Option under the circumstances described in Code § 421(b) (relating to certain disqualifying dispositions) or any successor provision of the Code, such Participant shall notify the Corporation of such disposition within 10 days of such disposition.

14.9         Leaves of Absence. Unless the Administrator provides otherwise, vesting of Awards granted hereunder will be suspended during any unpaid leave of absence and will resume on the date the Participant returns to work on a regular schedule as determined by the Corporation; provided, however, that no vesting credit will be awarded for the time vesting has been suspended during such leave of absence. A Service Provider will not cease to be an Employee in the case of (i) any leave of absence approved by the Corporation or (ii) transfers between locations of the Corporation or between the Corporation or its Affiliate. For purposes of Incentive Stock Options, no such leave may exceed 3 months, unless reemployment upon expiration of such leave is guaranteed by statute or contract. If reemployment upon expiration of a leave of absence approved by the Corporation is not so guaranteed, then 6 months from the first day of such leave any Incentive Stock Option held by the Participant will cease to be treated as an Incentive Stock Option and will be treated for tax purposes as a Non-Qualified Stock Option.

14.10     Notices. Any written notice to the Corporation required by any provisions of the Plan shall be addressed to the Secretary of the Corporation and shall be effective when received.

14.11     Non-Transferability of Awards. Other than pursuant to a domestic relations order (within the meaning of Rule 16a-12 promulgated under the Exchange Act) and unless determined otherwise by the Administrator, an Award may not be sold, pledged, assigned, hypothecated, transferred, or disposed of in any manner other than by will or by the laws of descent or distribution, and may be exercised, during the lifetime of the Participant, only by the Participant. If the Administrator makes an Award transferable, such Award will contain such additional terms and conditions as the Administrator deems appropriate.

14.12     Date of Grant. The date of grant of an Award will be, for all purposes, the date on which the Administrator makes the determination granting such Award, or such other later date as is determined by the Administrator. Notice of the determination will be provided to each Participant within a reasonable time after the date of such grant.

14.13     Amendment and Termination of Plan.

(a)             Amendment and Termination. The Board may at any time amend, alter, suspend or terminate the Plan. Unless sooner terminated, this Plan shall terminate on February 23, 2017, the date that is 10 years from the date the Plan was originally adopted by the Board or approved by the shareholders of the Corporation, whichever was earlier.

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(b)            Shareholder Approval. The Corporation will obtain shareholder approval of any Plan amendment to the extent necessary and desirable to comply with Applicable Laws.

(c)             Effect of Amendment or Termination. Subject to Section 14.15 of the Plan, no amendment, alteration, suspension or termination of the Plan will impair the rights of any Participant, unless mutually agreed upon between the Participant and the Administrator, which agreement must be in writing and signed by the Participant and the Corporation. Termination of the Plan will not affect the Administrator’s ability to exercise the powers granted to it hereunder with respect to Awards granted under the Plan prior to the date of such termination.

14.14     Conditions Upon Issuance of Shares.

(a)             Legal Compliance. Shares will not be issued pursuant to the exercise of an Award unless the exercise of such Award and the issuance and delivery of such Shares will comply with Applicable Laws and will be further subject to the approval of counsel for the Corporation with respect to such compliance.

(b)            Investment Representations. As a condition to the exercise or receipt of an Award, the Corporation may require the person exercising or receiving such Award to represent and warrant at the time of any such exercise or receipt that the Shares are being purchased only for investment and without any present intention to sell or distribute such Shares if, in the opinion of counsel for the Corporation, such a representation is required.

14.15     Severability. Notwithstanding any contrary provision of the Plan or an Award to the contrary, if any one or more of the provisions (or any part thereof) of this Plan or the Awards shall be held invalid, illegal or unenforceable in any respect, such provision shall be modified so as to make it valid, legal and enforceable, and the validity, legality and enforceability of the remaining provisions (or any part thereof) of the Plan or Award, as applicable, shall not in any way be affected or impaired thereby.

14.16     Inability to Obtain Authority. The inability of the Corporation to obtain authority from any regulatory body having jurisdiction, which authority is deemed by the Corporation’s counsel to be necessary to the lawful issuance and sale of any Shares hereunder, will relieve the Corporation of any liability in respect of the failure to issue or sell such Shares as to which such requisite authority will not have been obtained.

14.17     Shareholder Approval. The Plan will be subject to approval by the shareholders of the Corporation within 12 months after the date the Plan is adopted. Such shareholder approval will be obtained in the manner and to the degree required under Applicable Laws, and is effective as of the Effective Date.

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14.18     Governing Law. The validity, construction and effect of the Plan and any rules and regulations relating to the Plan and any Award Agreement shall be determined in accordance with the laws of the State of California, without giving effect to the conflict of laws provisions thereof.

Adopted by the Board of Directors: February 23, 2007

Approved by the Shareholders: February 23, 2007

Amended Plan Adopted by the Board of Directors December 6, 2013

Amended Plan Approved by the Shareholders: February 25, 2014

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